Exhibit 10.14

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.

LOCKHEED MARTIN CORPORATION

DEFERRED MANAGEMENT INCENTIVE

COMPENSATION PLAN

(As Amended and Restated Effective December 14, 2012)

ARTICLE I

PURPOSES OF THE PLAN

The purposes of the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan (the “Deferral Plan”) are to provide certain key management employees of Lockheed Martin Corporation and its subsidiaries (the “Company”) the opportunity to defer receipt of (i) Incentive Compensation awards under the Lockheed Martin Corporation Management Incentive Compensation Plan (the “MICP”); (ii) Long Term Incentive Award payments under the Lockheed Martin Corporation 1995 Omnibus Performance Award Plan (the “Omnibus Plan”) and the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (the “IPA Plan”); and (iii) certain benefits payable under the Lockheed Martin Corporation Post-Retirement Death Benefit Plan for Elected Officers (“Death Benefit Plan”). Providing this opportunity to defer income under the Deferral Plan will encourage key employees to maintain a financial interest in the Company’s performance. Except as expressly provided hereinafter, the provisions of this Deferral Plan and the MICP, the Omnibus Plan, the IPA Plan, and the Death Benefit Plan shall be construed and applied independently of each other.

The Deferral Plan applies solely to MICP awards, Long Term Incentive Award payments under the Omnibus Plan and the IPA Plan, and certain payments under the Death Benefit Plan, and expressly does not apply to any special awards which may be made under any of the Company’s other incentive plans, except and to the extent specifically provided under the terms of such other incentive plans and the relevant awards.

The Deferral Plan was amended and restated, effective January 1, 2005, in order to comply with the requirements of Code section 409A. The 2005 amendment and restatement of the Deferral Plan applied only to the portion of a Participant’s Account Balance that is earned or becomes vested on or after January 1, 2005 (and any earnings or losses attributable to that portion). The portion of a Participant’s Account Balance that was earned and vested prior to January 1, 2005 (and any earnings or losses attributable to that portion) shall be governed by the terms of the Deferral Plan in effect on December 31, 2004, which is attached hereto as Appendix A. The Deferral Plan was subsequently amended and restated, effective January 1, 2007, to permit eligible executives of the Company to defer payments that are available to them pursuant to the partial termination of the Death Benefit Plan.

The Deferral Plan was amended and restated, effective January 1, 2008 to modify the annual installment payment option to conform to other nonqualified plans maintained by the Company. The Deferral Plan and Appendix A were further amended and restated, effective January 1, 2008, to provide for new investment options in which Participants may invest their Account Balances, whether earned and vested before or after January 1, 2005. The addition of the new investment option in Appendix A is not intended to constitute a material modification within the meaning of Code section 409A.

The Deferral Plan was amended and restated, effective June 26, 2008, to clarify certain provisions in accordance with the final Treasury regulations issued under Code section 409A, and to make other administrative changes. The Deferral Plan was amended and restated, effective December 31, 2008, to clarify additional provisions in accordance with the final Treasury regulations issued under Code section 409A and to make other administrative clarifications. The Deferral Plan was amended and restated, effective February 26, 2009, to prospectively eliminate an investment option and change the number of available installment payments.

The Deferral Plan was amended and restated, effective December 31, 2010, to clarify additional provisions in accordance with the final Treasury regulations issued under Code section 409A and to make other administrative clarifications. The Deferral Plan was amended and restated, effective October 25, 2011, to reflect changes to the administrative requirements for Company Deferrals for certain Long Term Incentive Awards issued in 2011 and later years and to permit participants in the Sandia National Laboratories, Inc. Long Term Incentive Performance Award Plan to defer cash awards to the Deferral Plan. The Deferral Plan was hereby amended and restated, effective January 26, 2012, to permit participants in the Applied NanoStructured Solutions, LLC Management Incentive Compensation Plan to defer cash awards to the Deferral Plan. The Plan is hereby amended and restated to permit participants in the Lockheed Martin Corporation Attorney Incentive Plan to defer cash awards to the Deferral Plan.

ARTICLE II

DEFINITIONS

Unless the context indicates otherwise, the following words and phrases shall have the meanings hereinafter indicated:

1. ACCOUNT — The bookkeeping account maintained by the Company for each Participant which is credited with the Participant’s Deferred Compensation and earnings (or losses) attributable to the investment options selected by the Participant, and which is debited to reflect distributions and forfeitures; the portions of a Participant’s Account allocated to different investment options and the portions attributable to the deferral of Incentive Compensation awards, Long Term Incentive Award payments, and Death Benefit payments will be accounted for separately.

2. ACCOUNT BALANCE — The total amount credited to a Participant’s Account at any point in time, including the portions of the Account allocated to each investment option.

3. AWARD YEAR — As to Incentive Compensation, the calendar year with respect to which an Eligible Employee is awarded Incentive Compensation; as to a Long Term Incentive Award payment and the related Company Deferral, the first calendar year in the Performance Period for which the Long Term Incentive Award is effective with respect to an Eligible Employee.

4. BENEFICIARY — The person or persons (including a trust or trusts) validly designated by a Participant, on the form provided by the Company, to receive distributions of the Participant’s Account Balance, if any, upon the Participant’s death. In the absence of a valid designation, or if the designated Beneficiary has predeceased the Participant, the Participant’s Beneficiary shall be the personal representative of the Participant’s estate in the event of a Participant’s death. A Participant may amend his or her Beneficiary designation at any time before the Participant’s death.

5. BOARD — The Board of Directors of Lockheed Martin Corporation.

6. CODE — the Internal Revenue Code of 1986, as amended from time to time, including the regulations and guidance of general applicability thereunder.

7. COMMITTEE — The committee described in Section 1 of Article VIII.

8. COMMON STOCK — The $1.00 par value common stock of the Company.

9. COMPANY — Lockheed Martin Corporation and its Subsidiaries.

10. COMPANY DEFERRALS — The amount deferred by the Company, and not at the election of the Participant, for a two-year (one-year, if applicable) period following the end of a Performance Period for a Long Term Incentive Award.

11. COMPANY STOCK INVESTMENT OPTION — The investment option under which the amount credited to a Participant’s Account will be based on the market value and investment return of the Company’s Common Stock.

12. DEATH BENEFIT — The amount payable to an Eligible Employee pursuant to Article X, Section 1 of the Death Benefit Plan.

13. DEATH BENEFIT PLAN — The Lockheed Martin Corporation Post-Retirement Death Benefit Plan for Elected Officers.

14. DEFERRAL AGREEMENT — The written agreement executed by an Eligible Employee on the form provided by the Company under which the Eligible Employee elects to defer Incentive Compensation for an Award Year, a Long Term Incentive Award and any related Company Deferral for an Award Year, or a Death Benefit payable pursuant to the Death Benefit Plan. A Deferral Agreement made by June 30, 2012 by an employee whose participation in the Lockheed Martin Corporation Management Incentive Compensation Plan was transferred to the Lockheed Martin Corporation Attorney Incentive Plan shall continue to apply to any amount awarded the employee for 2012 under the Lockheed Martin Corporation Attorney Incentive Plan.

15. DEFERRAL PLAN — The Lockheed Martin Corporation Deferred Management Incentive Compensation Plan, adopted by the Board on July 27, 1995, and as amended from time to time.

16. DEFERRED COMPENSATION — The amount of Incentive Compensation credited to a Participant’s Account under the Deferral Plan, the amount of any Long Term Incentive Award payment credited to a Participant’s Account under the Deferral Plan (other than Company Deferrals), and the amount of the Death Benefit payment credited to a Participant’s Account under the Deferral Plan.

17. ELIGIBLE EMPLOYEE — An employee of the Company who is a participant in the MICP, who receives a Long Term Incentive Award under the Omnibus Plan, the IPA Plan, or the Sandia National Laboratories, Inc. Long Term Performance Award Plan, or who is eligible to receive a Death Benefit under the Death Benefit Plan, and who has satisfied such additional requirements for participation in this Deferral Plan as the Committee may from time to time establish. In the exercise of its authority under this provision, the Committee shall limit participation in the Plan to employees whom the Committee believes to be a select group of management or highly compensated employees within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

18. EXCHANGE ACT — The Securities Exchange Act of 1934.

19. INCENTIVE COMPENSATION — The MICP amount granted to an employee for an Award Year.

20 IPA PLAN — The Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan.

21. INTEREST OPTION — The investment option under which earnings will be credited to a Participant’s Account based on the interest rate applicable under Cost Accounting Standard 415, Deferred Compensation.

22. INVESTMENT FUND OPTION — The investment option under which earnings will be credited to a Participant’s Account based on the market value and investment return of the investment options (including target date funds and core funds (and successor funds), and excluding the Company Stock Fund, ESOP Fund, and Self-Managed Account) that are available to participants pursuant to the terms of the Qualified Savings Plan, provided that the Committee retains the discretion to add certain funds to, or to exclude certain funds from, the Investment Fund Option.

23. LONG TERM INCENTIVE AWARD — A long term incentive performance award granted to an employee under the Omnibus Plan, the IPA Plan, or the Sandia National Laboratories, Inc. Long Term Incentive Award Plan.

24. MICP — The Lockheed Martin Corporation Management Incentive Compensation Plan,the 2006 Lockheed Martin Corporation Management Incentive Compensation Plan (for incentive compensation awarded after February 1, 2006), the Applied NanoStructured Solutions, LLC Management Incentive Compensation Plan (beginning with the 2012 Award Year), or the Lockheed Martin Corporation Attorney Incentive Plan (beginning with the 2013 Award Year).

25. OMNIBUS PLAN — The Lockheed Martin Corporation 1995 Omnibus Performance Award Plan.

26. PARTICIPANT — An Eligible Employee for whom Incentive Compensation, a Long Term Incentive Award payment, or a Death Benefit payment has been deferred for one or more years under this Deferral Plan; the term shall include a former employee whose Deferred Compensation has not been fully distributed.

27. PAYMENT DATE — As to any Participant, the January 15 or July 15 on or about on which payment to the Participant is to be made or to begin in accordance with Article V.

28. PERFORMANCE PERIOD — The period set forth in a Long Term Incentive Award over which the Company’s performance is measured by reference to total stockholder return to determine whether any payment will be made under such Long Term Incentive Award.

29. QUALIFIED SAVINGS PLAN — The Lockheed Martin Corporation Salaried Savings Plan or any successor plan.

30. SECTION 16 PERSON — A Participant who is subject to the reporting and short-swing liability provisions of Section 16 of the Securities Exchange Act of 1934 on the date a Deferral Agreement or other election form is delivered to the Company in accordance with the terms of this Deferral Plan.

31. SPECIFIED EMPLOYEE — A Participant who is reasonably determined to a be a “specified employee” within the meaning of Code section 409A(2)(B)(i) as of December 31 of a calendar year and who shall be treated as such for the 12-month period beginning the next April 1 and for twelve calendar months thereafter.

32. SUBSIDIARY — As to any person, any corporation, association, partnership, joint venture or other business entity of which 50% or more of the voting stock or other equity interests (in the case of entities other than corporation), is owned or controlled (directly or indirectly) by that entity, or by one or more of the Subsidiaries of that entity, or by a combination thereof.

32A. TERMINATION OF EMPLOYMENT — A separation from service as such term is defined in Code section 409A and the regulations thereunder.

33. TRADING DAY — A day upon which transactions with respect to Company Common Stock are reported in the consolidated transaction reporting system.

ARTICLE III

ELECTION OF DEFERRED AMOUNT

1. Timing of Deferral Elections.

(a) Incentive Compensation. An Eligible Employee may elect to defer Incentive Compensation for an Award Year by executing and delivering to the Company a Deferral Agreement no later than June 30 of the Award Year.

(b) Long Term Incentive Awards and Company Deferrals. An Eligible Employee may elect to defer the payment of a Long Term Incentive Award and a Company Deferral for an Award Year by executing and delivering to the Company a Deferral Agreement as of a date specified by the Senior Vice President, Human Resources, which shall be no later than six months prior to the end of the Performance Period.

(c) Irrevocability of Elections. No Eligible Employee shall have the right to modify or revoke a Deferral Agreement after the applicable deadline described in Section 1(a), Section 1(b), or Section 1(d) of this Article III for delivering a Deferral Agreement to the Company, provided no Section 16 Person shall have the right to modify or revoke a Deferral Agreement after such applicable deadline or, if earlier, after the date the agreement has been delivered to the Company. The Senior Vice President, Human Resources may establish policies and procedures to determine when a Deferral Agreement or other election called for under this Plan has been delivered to the Company. Each Deferral Agreement that relates to an Award Year shall apply only to amounts deferred in that Award Year, and a separate Deferral Agreement must be completed for each Award Year for which an Eligible Employee defers Incentive Compensation or a Long Term Incentive Award. A Deferral Agreement relating to a Death Benefit payment shall relate only to such Death Benefit payment.

(d) Death Benefit. An Eligible Employee may elect to defer a Death Benefit payable under the Death Benefit Plan by executing and delivering to the Company a Deferral Agreement no later than the date specified by the Senior Vice President, Human Resources in accordance with Code section 409A.

2. Amount of Deferral Elections. An Eligible Employee’s deferral election may be stated as:

(a) a dollar amount which is at least $5,000 and is an even multiple of $1,000;

(b) the greater of $5,000 or a designated percentage of the Eligible Employee’s Incentive Compensation, Long Term Incentive Award payment, or Death Benefit payment;

(c) the excess of the Eligible Employee’s Incentive Compensation, Long Term Incentive Award payment, or Death Benefit payment over a dollar amount specified by the Eligible Employee; or

(d) all of the Eligible Employee’s Incentive Compensation, Long Term Incentive Award payment, or Death Benefit payment.

In the case of a deferral election under paragraph (c) of this Section 2, an Eligible Employee’s deferral election shall be effective only if the resulting excess amount is at least $5,000.

3. Effect of Taxes on Deferred Compensation. The amount that would otherwise be deferred and credited to an Eligible Employee’s Account will be reduced by the amount of any tax that the Company is required to withhold with respect to the Deferred Compensation. The reduction for taxes shall be made proportionately out of amounts otherwise allocable to the Interest Option, the Company Stock Investment Option, or the Investment Fund Option.

4. Multiple Awards. In the case of an Eligible Employee who receives more than one Long Term Incentive Award with respect to the same Performance Period, the elections made by the Eligible Employee under this Article III as well as under Articles V and VI for the first Long Term Incentive Award granted to the Eligible Employee with respect to a Performance Period shall be deemed to be the elections made by that Eligible Employee for any other Long Term Incentive Awards granted to that Eligible Employee with respect to that same Performance Period.

5. Company Deferrals. Pursuant to the terms of certain Long Term Incentive Awards issued under the Omnibus Plan or the IPA Plan, 50% of the amount payable at the end of the Performance Period will be automatically deferred until the second anniversary (or first anniversary, if applicable) of the last day of the Performance Period with respect to a particular award. The Company may establish an account for Company Deferrals under the Company Stock Investment Option of this Deferral Plan. However, the terms governing the Company Deferrals will be governed for the two year (one year, if applicable) period of deferral by the terms of the award agreement entered into under the Omnibus Plan or the IPA Plan with respect to the Long Term Incentive Award and not by this Deferral Plan except to the extent the award agreement expressly refers to the terms of this Deferral Plan. Notwithstanding the foregoing, if the Participant elects to defer the Company Deferrals beyond the second (or first, if applicable) anniversary of the end of the Performance Period, the deferrals will be treated as made under this Deferral Plan for the period following the second (or first, if applicable) anniversary of the end of the Performance Period.

ARTICLE IV

CREDITING OF ACCOUNTS

1. Crediting of Deferred Compensation. Incentive Compensation or a Long Term Incentive Award payment, that a Participant has elected to defer under this Deferral Plan shall be credited to the Participant’s Account as of the Trading Day set by action of the Committee or, if the Committee does not act to set such a day, on the second Trading Day which follows the date of approval of the related Incentive Compensation or Long Term Incentive Award payment (other than Company Deferrals). A Death Benefit payment that a Participant has elected to defer under this Deferral Plan shall be credited to the Participant’s Account as of the date on which the amount of the Death Benefit payment was determined and paid to eligible employees absent any election to defer. If the Company establishes an account for Company Deferrals pursuant to Section 5 of Article III, the Company Deferrals shall be credited to such account as of the last Trading Day in the Performance Period. Any Deferred Compensation credits under this Section 1 which are allocable to the Interest Option shall be credited at the dollar amount of such credits. Any Deferred Compensation and Company Deferral credits under this Section 1 which are allocable to the Company Stock Investment Option shall be credited as if the dollar amount of credits had been invested in the Company’s Common Stock at the published closing price of the Company’s Common Stock on the applicable Trading Day described in this Section 1. Any Deferred Compensation and Company Deferral credits under this Section 1 which are allocable to the Investment Fund Option shall be credited as if the dollar amount of credits had been invested in the applicable fund at the published closing price of the applicable fund on the applicable Trading Day described in this Section 1.

2. Crediting of Earnings.

(a) General Rules.

(i) Earnings (or losses) shall be credited to a Participant’s Account based on the investment option or options to which the Account has been allocated beginning with the applicable Trading Day described in this Article IV.

(ii) Any amount distributed from a Participant’s Account in cash pursuant to Article V shall be credited with earnings (or losses) through the Trading Day that is four (4) business days prior to the date on which a distribution is to be made. Any amount distributed from a Participant’s Account in stock pursuant to Article V shall be credited with earnings (or losses) through the last Trading Day preceding the date on which a distribution is to be made.

(iii) Company Deferrals shall be credited with earnings (or losses) through the last Trading Day in the period which ends on the second anniversary (first anniversary, if applicable) of the end of the applicable Performance Period unless deferred further pursuant to a Deferral Agreement.

(b) Interest Option. The portion of a Participant’s Account allocated or reallocated to the Interest Option shall be credited with interest, valued daily,

while so allocated or reallocated at a rate equivalent to the then published rate for computing the present value of future benefits at the time cost is assignable under Cost Accounting Standard 415, Deferred Compensation, as determined by the Secretary of the Treasury on a semi-annual basis pursuant to Pub. L. 92-41, 85 Stat. 97. Effective with respect to amounts deferred on or after February 26, 2009, no Incentive Compensation may be invested in the Interest Option. Amounts deferred prior to February 26, 2009 may remain invested in the Interest Option until such amounts are transferred to the Company Stock Investment Option or the Investment Fund Option on or after July 1, 2009. No amounts may be credited or reallocated to the Interest Option on or after July 1, 2009.

(c) Company Stock Investment Option.

(i) The portion of a Participant’s Account allocated to the Company Stock Investment Option shall be credited when so allocated on the applicable Trading Day described in this Article IV as if such amount had been invested in the Company’s Common Stock at the published closing price of the Company’s Common Stock on such Trading Day.

(ii) The portion of the Participant’s Account Balance allocated to the Company Stock Investment Option shall reflect any post-allocation appreciation or depreciation in the market value of the Company’s Common Stock based on the published closing price of the stock on each Trading Day and shall reflect dividends paid and any other distributions made with respect to the Company’s Common Stock.

(iii) Cash dividends shall be treated as if such dividends had been reinvested in the Company’s Common Stock at the published closing price of the Company’s Common Stock on the Trading Day on which the cash dividend is paid or, if the dividend is paid on a day which is not a Trading Day, on the Trading Day which immediately precedes the day the dividend is paid.

(d) Investment Fund Option. Earnings (or losses) shall be credited to a Participant’s Account based on the investment option or options within the Investment Fund Option to which his or her Account has been allocated. The manner in which earnings (or losses) are credited under each of the investment options shall be determined in the same manner as under the Qualified Savings Plan. The procedures for directing the allocation and reallocation among the investment options in the Investment Fund Option shall be the same as the procedures for making allocations under the Qualified Savings Plan.

3. Election of Investment Options. A Participant’s initial investment elections for a particular type of award for an Award Year or a Death Benefit shall be made in his or her Deferral Agreement for such Award Year or Death Benefit, and no Participant shall have the right to modify or revoke any such election after the time the Participant no longer has the right to make or revoke a Deferral Agreement under Section 1 of Article II. A Participant’s allocations between investment options shall be subject to such minimum allocations as the

Committee may establish. In the event a Participant fails to specify an investment election in his or her Deferral Agreement, the amount subject to that Deferral Agreement shall be deemed allocated to the Interest Option for amounts credited before December 31, 2008 and to the default option designated under the Qualified Savings Plan for amounts credited on or after December 31, 2008.

4. Reallocation Among Investment Options. Effective June 16, 2008, a Participant may reallocate the portion of his Account Balance that is invested in the Interest Option and the Investment Fund Option to the Interest Option (through June 30, 2009), the Company Stock Investment Option, and the various investment funds in the Investment Fund Option, subject to the trading restrictions that apply to the transfer and reallocation of investments under the terms of the Qualified Savings Plan, applied as if such Qualified Savings Plan restrictions also pertain to the Interest Option; provided that a Participant may not at any time reallocate the portion of his Account Balance that has been invested at any time in the Company Stock Investment Option. Notwithstanding the foregoing, any election by a Section 16 Person to reallocate any portion of his Account Balance to the Company Stock Investment Option shall only become effective if the election is made at least six months following the most recent election with respect to any plan of the Corporation that involved the disposition of the Corporation’s equity securities pursuant to a “Discretionary Transaction” (as defined in Exchange Act Rule 16b-3). No amounts may be credited or reallocated to the Interest Option on or after July 1, 2009.

ARTICLE V

PAYMENT OF BENEFITS

1. General.

(a) Account Balance and Elections. The Company’s liability to pay benefits to a Participant or Beneficiary under this Deferral Plan shall be measured by and shall in no event exceed the Participant’s Account Balance. Except as otherwise provided in this Deferral Plan (including but not limited to Section 5 of Article III with respect to Company Deferrals), a Participant’s Account Balance shall be paid to him in accordance with the Participant’s elections under this Article V.

(b) Cash and Stock Payments. All benefit payments shall be made in cash to the extent a Participant’s Account is allocated to the Interest Option or Investment Fund Option or is attributable to Company Deferrals and shall be made in whole shares of the Company’s Common Stock to the extent that a Participant’s Account is allocated to the Company Stock Investment Option (other than with respect to Company Deferrals) and, except as otherwise provided, shall reduce allocations to the Interest Option, Investment Fund Option, and the Company Stock Investment Option in the same proportions that the Participant’s Account Balance is allocated between those investment options at the end of the month preceding the date of distribution. Notwithstanding the foregoing, no amount of Deferred Compensation attributable to the Company Stock Investment Option shall be distributed to a Section 16 Person under this Deferral Plan unless such amount was allocated to the Company Stock Investment Option in accordance with Section 1 of Article IV at least six months prior to the date of distribution. At the Company’s discretion a distribution of Common Stock may be made directly to a Participant or to a brokerage account opened in the name of the Participant. When an Account is distributed in a lump sum or, if an Account is distributed in installments, cash shall be distributed (or withheld for payment of applicable taxes) at that time in lieu of any fractional share of Common Stock. The cash distribution in lieu of fractional shares shall be based on the published closing price of the Company’s Common Stock on the last Trading Day preceding the date the distribution is scheduled to be made.

2. Election for Commencement of Payment. At the time a Participant completes a Deferral Agreement, he or she shall elect from among the following options governing the date on which the payment of benefits shall commence:

(a) Payment to begin on the Payment Date next following the date of the Participant’s Termination of Employment with the Company for any reason.

(b) Payment to begin on the first Payment Date of the year next following the year in which the Participant has a Termination of Employment with the Company for any reason.

(c) Payment to begin on the first Payment Date of the year next following the date on which the Participant has both had a Termination of Employment with the Company for any reason and attained the age designated by the Participant in the Deferral Agreement.

Notwithstanding a Participant’s election or any other provision of the Deferral Plan, the following specific rules apply to Participants who are Section 16 Persons or Specified Employees. Subject to the rules regarding distributions to a Specified Employee, any payment of benefits in the form of shares of Common Stock that would result in a nonexempt short-swing transaction under Section 16(b) of the Exchange Act shall be delayed until the earliest date upon which the Company reasonably anticipates that the distribution either would not result in a nonexempt short-swing transaction or would otherwise not result in liability under Section 16(b) of the Exchange Act. Any distributions to a Specified Employee (including a Section 16 Person) on account of a termination of employment shall commence or be made on the Payment Date determined pursuant to the Specified Employee’s election (or as otherwise provided under this Deferral Plan), except that if such Payment Date would be within six (6) months of the date of the Specified Employee’s Termination of Employment from the Company, distributions shall commence or be made on the next date that is at least six (6) months following such termination of employment, regardless of whether such date is a Payment Date.

3. Election for Form of Payment. At the time a Participant completes a Deferral Agreement, he or she shall elect the form of payment of his or her Deferred Compensation for the specified Award Year or Death Benefit, as applicable, from among the following options:

(a) A lump sum.

(b) Annual installment payments for a period of years designated by the Participant not to exceed:

(i) Fifteen (15) annual installments for distributions commencing prior to January 1, 2008:

(ii) Twenty (20) annual installments for distributions commencing on or after January 1, 2008 and prior to January 1, 2010:

(iii) Twenty-Five (25) annual installments for distributions commencing on or after January 1, 2010;

Such election shall be irrevocable except as provided in Section 4 of this Article V. The amount of each annual payment shall be determined by dividing the Participant’s Account Balance at the end of the month prior to such payment by the number of installment payments then remaining in the designated installment period.

Notwithstanding the foregoing, if the Account Balance of a Participant who is entitled to begin payment equals $10,000 or less, the Participant’s Account Balance shall be paid in a single lump sum payment in full discharge of all liabilities with respect to such benefits.

4. Prospective Change of Payment Elections.

(a) If a Participant has different payment options in effect with respect to his or her Account Balance, the Company shall maintain sub-accounts for the Participant to determine the amounts subject to each payment election.

(b) In the event a Participant does not make a valid election with respect to the commencement of payment and form of benefit for an Award Year or for a Death Benefit, the Participant will be deemed to have elected that payment of benefits with respect to that Award Year or Death Benefit be made in a lump sum on or about the Payment Date next following the date of the Participant’s termination of employment.

(c) A Participant’s election with respect to an Award Year or Death Benefit (including a “deemed election” in accordance with the preceding paragraph) shall remain in effect unless and until such election is modified by a subsequent election in accordance with (d) below.

(d) Notwithstanding anything to the contrary in this Article V, a Participant may make a new election with respect to the commencement of payment and form of payment with respect to any sub-account maintained for Award Years or a Death Benefit or with respect to his or her entire Account Balance. A new election under this section shall be made by executing and delivering to the Company an election in such form as prescribed by the Company. To constitute a valid election by a Participant making a prospective change to a previous election, (i) the prospective election must be executed and delivered to the Company at least twelve (12) months before the date the first payment would be due under the Participant’s previous election, and (ii) the first payment must be delayed by at least sixty (60) months from the date the first payment would be due under the Participant’s previous election, and (iii) such change in election shall not be given effect until twelve 12 months from the date that the change in election is delivered to the Company. In the event an election fails to satisfy the provisions set forth in this paragraph, such election shall be void and, if such an election is void, payment shall be made in accordance with the most recent election which was valid.

(e) Notwithstanding the above, for periods prior to January 1, 2009, (or such later date as may be provided by the Internal Revenue Service in guidance of general applicability), the Senior Vice President, Human Resources may provide alternative rules for elections with respect to the commencement of payment and form of payment that conform to the rules provided in Notice 2005-1, and subsequent Internal Revenue Service guidance providing transition relief under Code section 409A.

(f) A Participant may not make or modify an election with respect to commencement of payment or form of payment after the date a Participant terminates employment.

5. Distribution upon Early Termination. Notwithstanding a Participant’s payment elections under this Article V, subject to the requirements of Code section 409A, if the Participant terminates employment with the Company, other than by reason of death or disability (as defined in Section 8(b) of this Article V), and before the Participant has attained age 55, except as provided in Section 5 of Article III with respect to Company Deferrals, the Participant’s Account Balance shall be distributed to him or her in a lump sum on or about the Payment Date next following the date of the Participant’s Termination of Employment with the Company; provided, however, that if a distribution in accordance with the provisions of this Section 6 from the portion of the Participant’s Account allocated to the Company Stock Investment Option would otherwise result in a nonexempt short-swing transaction under Section 16(b) of the Exchange Act, the date of distribution with respect to such portion to such Section 16 Person shall be delayed until the earliest date upon which the Company reasonably anticipates that the distribution either would not result in a nonexempt short-swing transaction or would otherwise not result in liability under Section 16(b) of the Exchange Act. Distributions under this Section 5 are subject to any delay in distribution required for Specified Employees as provided in Section 2 of this Article V.

6. Acceleration Upon Conflict of Interest. Notwithstanding a Participant’s payment elections under this Article V, if following a Participant’s termination of employment with the Company, the Participant takes a position (or accepts a position) with a governmental entity, agency, or instrumentality and that employer has determined that the Participant’s continued participation in the Plan may constitute a conflict of interest precluding the Participant from continuing in his position (or from accepting an offered position) with that employer or subjecting the Participant to penalty, sanction, or otherwise limiting the Participant’s responsibilities for that employer, except as provided in Section 5 of Article III with respect to Company Deferrals, then, to the extent reasonably necessary, the Participant’s Account Balance shall be distributed to him or her in a lump sum as soon as practical (but no later than 90 days) following the later of (i) the date on which the Participant commences employment with the government employer; or (ii) the date on which it is determined or indicated that the conflict of interest may exist; provided, however, that if a distribution in accordance with the provisions of this Section 6 from the portion of the Participant’s Account allocated to the Company Stock Investment Option would otherwise result in a nonexempt short-swing transaction under Section 16(b) of the Exchange Act, the date of distribution with respect to such portion to such Section 16 Person shall be delayed until the earliest date upon which the Company reasonably anticipates that the distribution either would not result in a nonexempt short-swing transaction or would otherwise not result in liability under Section 16(b) of the Exchange Act. This Section 6 of Article V shall apply, however, only to the extent that the accelerated payment upon a conflict of interest determination conforms to Code section 409A.

7. Benefits Payable Upon Death. Upon the death of a Participant before a complete distribution of his or her Account Balance, the Account Balance will be paid to the Participant’s Beneficiary in accordance with the payment elections applicable to the Participant. If a Participant dies while actively employed or otherwise before the payment of benefits has commenced, payments to the Beneficiary shall commence on the date payments to the Participant would have commenced, taking account of the Participant’s Termination of Employment (by death or before) and, if applicable, by postponing commencement until after the date the Participant would have attained the commencement age specified by the Participant. Whether the Participant dies before or after the commencement of distributions, payments to the Beneficiary shall be made for the period or remaining period elected by the Participant.

8. Early Distributions in Special Circumstances. Notwithstanding a Participant’s payment elections under this Article V, a Participant or Beneficiary may request an earlier distribution in the following limited circumstances (except as provided in Section 5 of Article III with respect to Company Deferrals):

(a) Hardship Distributions. A Participant may apply for a hardship distribution pursuant to this Section 8(a) on such form and in such manner as the Committee shall prescribe and, subject to the last sentence of this Section 8(a) with respect to Section 16 Persons, the Committee shall have the power and discretion at any time to approve a payment to a Participant if the Committee determines that the Participant is suffering from an unforeseeable severe financial emergency (within the meaning of Code section 409A(A)(2)(A)(vi) and 409A(A)(2)((B)(ii)) caused by circumstances beyond the Participant’s control which would cause a hardship to the Participant unless such payment were made.

Any such hardship payment will be in a lump sum and will not exceed the lesser of (i) the amount necessary to satisfy the financial emergency (taking account of the income tax liability associated with the distribution), or (ii) the Participant’s Account Balance; provided, however, that if a distribution in accordance with the provisions of this Section 8(a) from the portion of the Participant’s Account allocated to the Company Stock Investment Option would otherwise result in a nonexempt short-swing transaction under Section 16(b) of the Exchange Act, the date of distribution with respect to such portion to such Section 16 Person shall be delayed until the earliest date upon which the Company reasonably anticipates that the distribution either would not result in a nonexempt short-swing transaction or would otherwise not result in liability under Section 16(b) of the Exchange Act. The Committee’s determination under this Section 8(a) shall conform to the requirements of Code section 409A(a)(2)(B)(iv).

(b) Disability. If the Committee determines that a Participant has become permanently disabled within the meaning of Section 409A(a)(2)(C) of the Code before the Participant’s entire Account Balance has been distributed, the Participant’s remaining Account Balance will be distributed within 90 days in a lump sum payment; provided, however, that if a distribution in accordance with the provisions of this Section 8(b) from the portion of the Participant’s Account allocated to the Company Stock Investment Option would otherwise result in a nonexempt short-swing transaction under Section 16(b) of the Exchange Act, the date of distribution with respect to such portion to any Section 16 Person shall be delayed until the earliest date upon which the Company reasonably anticipates that the distribution either would not result in a nonexempt short-swing transaction or would otherwise not result in liability under Section 16(b) of the Exchange Act.

9. Acceleration upon Change in Control.

(a) Notwithstanding any other provision of the Deferral Plan, except as provided in Section 5 of Article III with respect to Company Deferrals, the Account Balance of each Participant shall be distributed in a single lump sum within fifteen (15) calendar days following a “Change in Control.”

(b) For purposes of this Deferral Plan, a Change in Control shall include and be deemed to occur upon the following events:

(i) A tender offer or exchange offer is consummated for the ownership of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding voting securities entitled to vote in the election of directors of the Company.

(ii) The Company is merged, combined, consolidated, recapitalized or otherwise reorganized with one or more other entities that are not the Company’s Subsidiaries and, as a result of the merger, combination, consolidation, recapitalization or other reorganization, less than 75% of the outstanding voting securities of the surviving or resulting corporation shall immediately after the event be owned in the aggregate by the stockholders of the Company (directly or indirectly), determined on the basis of record ownership as of the date of determination of holders entitled to vote on the action (or in the absence of a vote, the day immediately prior to the event).

(iii) Any person (as this term is used in Sections 3(a)(9) and 13(d)(3) of the Exchange Act, but excluding any person described in and satisfying the conditions of Rule 13d-1 (b)(1) thereunder), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities entitled to vote in the election of directors of the Company.

(iv) At any time within any period of two years after a tender offer, merger, combination, consolidation, recapitalization, or other reorganization or a contested election, or any combination of these events, the “Incumbent Directors” shall cease to constitute at least a majority of the authorized number of members of the Board. For purposes hereof, “Incumbent Directors” shall mean the persons who were members of the Board immediately before the first of these events and the persons who were elected or nominated as their successors or pursuant to increases in the size of the Board by a vote of at least three-fourths of the Board members who were then Board members (or successors or additional members so elected or nominated).

(v) The stockholders of the Company approve a plan of liquidation and dissolution or the sale or transfer of substantially all of the Company’s business and/or assets as an entirety to an entity that is not a Company Subsidiary.

Notwithstanding the foregoing, no distribution shall be made solely on account of a Change in Control and prior to the benefit commencement date specified in Section 2 of Article V unless the Change in Control is an event qualifying for a distribution of deferred compensation under both the definition of Change in Control in this Plan and in Section 409A(a)(2)(A)(v) of the Code.

(c) Notwithstanding the provisions of Section 9(a), if a distribution in accordance with the provisions of Section 9(a) would result in a nonexempt short-swing transaction under Section 16(b) of the Exchange Act with respect to any Section 16 Person, then the date of distribution to such Section 16 Person shall be delayed until the earliest date upon which the Company reasonably anticipates that the distribution either would not result in a nonexempt short-swing transaction or would otherwise not result in liability under Section 16(b) of the Exchange Act.

(d) This Section 9 shall apply only to a Change in Control of Lockheed Martin Corporation and shall not cause immediate payout of Deferred Compensation in any transaction involving the Company’s sale, liquidation, merger, or other disposition of any subsidiary.

(e) The Committee may cancel or modify this Section 9 at any time prior to a Change in Control. In the event of a Change in Control, this Section 9 shall remain in force and effect, and shall not be subject to cancellation or modification for a period of five years, and any defined term used in Section 9 shall not, for purposes of Section 9, be subject to cancellation or modification during the five-year period.

10. Deductibility of Payments. Subject to the provisions of Code section 409A, in the event that the Company reasonably anticipates that the payment of benefits in accordance with the Participant’s election under Section 3 of this Article VI would prevent the Company from claiming an income tax deduction with respect to any portion of the benefits paid under Code section 162(m), the Committee shall have the right to delay the timing of distributions from the Participant’s Account as necessary to maximize the Company’s tax deductions. In the exercise of its discretion to adopt a delayed distribution schedule, the Committee shall undertake to have distributions made at such times and in such amounts as the Company reasonably anticipates, or should reasonably anticipate, that if the payment is made during such year, the deduction will not be barred by Code section 162(m) or upon a Termination of Employment in accordance with Treasury Regulation section 1.409A-2(b)(7)(i), consistent with the objective of maximum deductibility for the Company. The Committee shall have no authority to reduce a Participant’s Account Balance or to pay aggregate benefits less than the Participant’s Account Balance in the event that all or a portion thereof would not be deductible by the Company. All scheduled payments under this Plan and any other plan required to be aggregated with this Plan must be delayed in order for such payment to be delayed pursuant to this Section 8.

11. Change of Law. Notwithstanding anything herein to the contrary, if the Committee determines in good faith, based on consultation with counsel and in accordance with the requirements of Code section 409A, that the Federal income tax treatment or legal status of the Plan has or may be adversely affected by a change in the Code, Title I of the Employee Retirement Income Security Act of 1974, or other applicable law or by an administrative or judicial construction thereof, the Committee may direct that the Accounts of affected Participants or of all Participants be distributed as soon as practicable after such determination is made, to the extent deemed necessary or advisable by the Committee to cure or mitigate the consequences, or possible consequences of, such change in law or interpretation thereof.

12. Tax Withholding. To the extent required by law, the Company shall withhold from benefit payments hereunder, or with respect to any Incentive Compensation, Long Term Incentive Award, or Death Benefit payment deferred hereunder or credit contributed by the Company under Article IV, any Federal, state, or local income or payroll taxes required to be withheld and shall furnish the recipient and the applicable government agency or agencies with such reports, statements, or information as may be legally required.

ARTICLE VI

EXTENT OF PARTICIPANTS’ RIGHTS

1. Unfunded Status of Plan. This Deferral Plan constitutes a mere contractual promise by the Company to make payments in the future, and each Participant’s rights shall be those of a general, unsecured creditor of the Company. No Participant shall have any beneficial interest in any specific assets that the Company may hold or set aside in connection with this Deferral Plan. Notwithstanding the foregoing, to assist the Company in meeting its obligations under this Deferral Plan, the Company may set aside assets in a trust described in Revenue Procedure 92-64, 1992-2 C.B. 422, and the Company may direct that its obligations under this Deferral Plan be satisfied by payments out of such trust. The assets of any such trust will remain subject to the claims of the general creditors of the Company. It is the Company’s intention that the Deferral Plan be unfunded for Federal income tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974.

2. Nonalienability of Benefits. A Participant’s rights under this Plan shall not be assignable or transferable and any purported transfer, assignment, pledge or other encumbrance or attachment of any payments or benefits under this Plan, or any interest therein shall not be permitted or recognized, other than the designation of, or passage of payment rights to, a Beneficiary. Notwithstanding, any portion of a Participant’s benefit under this Plan may be paid to a spouse, former spouse, or child pursuant to the terms of a domestic relations order (which shall be interpreted and administered in accordance with Code sections 414(p)(1)(B) and 409A), provided that the form of payment designated in such order is a lump sum payment described in Section 3(a) of Article V of this Deferral Plan.

ARTICLE VII

AMENDMENT OR TERMINATION

1. Amendment. The Board or its authorized delegate may amend, modify, suspend or discontinue this Deferral Plan at any time subject to any shareholder approval that may be required under applicable law, provided, however, that no such amendment shall have the effect of reducing a Participant’s Account Balance or postponing the time when a Participant is entitled to receive a distribution of his Account Balance. Further, no amendment may alter the formula for crediting interest to Participants’ Accounts with respect to amounts for which deferral elections have previously been made, unless the amended formula is not less favorable to Participants than that previously in effect, or unless each affected Participant consents to such change.

2. Termination. The Board reserves the right to terminate this Plan at any time and to pay all Participants their Account Balances in any form and at such times that the Board reasonably determines in its discretion is appropriate and conforms to the requirements of Code section 409A; provided, however, that if a distribution in accordance with the provisions of this Section 2 would otherwise result in a nonexempt short-swing transaction under Section 16(b) of the Exchange Act, the date of distribution with respect to any Section

16 Person shall be delayed until the earliest date upon which the distribution either would not result in a nonexempt short-swing transaction or would otherwise not result in liability under Section 16(b) of the Exchange Act.

3. Transfer of Liability. The Board reserves the right to transfer to another entity all of the obligations of Company with respect to a Participant under this Plan if such entity agrees pursuant to a binding written agreement to assume all of the obligations of the Company under this Plan with respect to such Participant.

ARTICLE VIII

ADMINISTRATION

1. The Committee. This Deferral Plan shall be administered by the Management Development and Compensation Committee of the Board or such other committee of the Board as may be designated by the Board and constituted so as to permit this Deferral Plan to comply with the disinterested administration requirements of Rule 16b-3 of the Exchange Act. The members of the Committee shall be designated by the Board. A majority of the members of the Committee (but not fewer than two) shall constitute a quorum. The vote of a majority of a quorum or the unanimous written consent of the Committee shall constitute action by the Committee. The Committee and the Claims Administrator (identified in Section 6 below) shall have full authority to interpret the Plan, and interpretations of the Plan by the Committee or the Claims Administrator shall be final and binding on all parties. Notwithstanding anything contained in the Deferral Plan or in any document issued under the Deferral Plan, it is intended that the Deferral Plan will at all times conform to the requirements of Code section 409A and any regulations or other guidance issued thereunder, and that the provisions of the Deferral Plan will be interpreted to meet such requirements. If any provision of the Deferral Plan is determined not to conform to such requirements, the Deferral Plan shall be interpreted to omit such offending provision.

2. Delegation and Reliance. The Committee has delegated to the officers or employees of the Company the authority to execute and deliver those instruments and documents, to do all acts and things, and to take all other steps deemed necessary, advisable or convenient for the effective administration of this Deferral Plan in accordance with its terms and purpose, except that the Committee has not delegated (and may not delegate) any authority the delegation of which would cause this Deferral Plan to fail to satisfy the applicable requirements of Rule 16b-3. In making any determination or in taking or not taking any action under this Deferral Plan, the Committee or its delegate may obtain and rely upon the advice of experts, including professional advisors to the Company. No member of the Committee or officer of the Company who is a Participant hereunder may participate in any decision specifically relating to his or her individual rights or benefits under the Deferral Plan.

3. Exculpation and Indemnity. Neither the Company nor any member of the Board or of the Committee, nor any other person participating in any determination of any question under this Deferral Plan, or in the interpretation, administration or application thereof, shall have any liability to any party for any action taken or not taken in good faith under this

Deferral Plan or for the failure of the Deferral Plan or any Participant’s rights under the Deferral Plan to achieve intended tax consequences, to qualify for exemption or relief under Section 16 of the Exchange Act and the rules thereunder, or to comply with any other law, compliance with which is not required on the part of the Company.

4. Facility of Payment. If a minor, person declared incompetent, or person incapable of handling the disposition of his or her property is entitled to receive a benefit, make an application, or make an election hereunder, the Committee or the Claims Administrator may direct that such benefits be paid to, or such application or election be made by, the guardian, legal representative, or person having the care and custody of such minor, incompetent, or incapable person. Any payment made, application allowed, or election implemented in accordance with this Section shall completely discharge the Company and the Committee (or the Claims Administrator) from all liability with respect thereto.

5. Proof of Claims. The Committee or the Claims Administrator may require proof of the death, disability, incompetency, minority, or incapacity of any Participant or Beneficiary and of the right of a person to receive any benefit or make any application or election.

6. Claim Procedures. The procedures when a claim under this Deferral Plan is wholly or partially denied by the Claims Administrator are as follows:

(a) The Claims Administrator shall, within 90 days after receipt of a claim, furnish to claimant a written notice setting forth, in a manner calculated to be understood by claimant: (1) the specific reason or reasons for the denial; (2) specific reference to pertinent Deferral Plan provisions on which the denial is based; (3) a description of any additional materials or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; (4) an explanation of the steps to be taken if the claimant wishes to have the denial reviewed; and (5) a statement of the claimant’s right to bring a civil action under section 502(a) of ERISA following an adverse determination on review. The 90-day period may be extended for not more than an additional 90 days if special circumstances make such an extension necessary. The Claims Administrator shall give the claimant, before the end of the initial 90-day period, a written notice of such extension, stating such special circumstances and the date by which the Claims Administrator expects to render a decision.

(b) By a written application filed with the Claims Administrator within 60 days after receipt by claimant of the written notice described in paragraph (a), the claimant or his duly authorized representative may request review of the denial of his claim.

(c) In connection with such review, the claimant or his duly authorized representative may submit issues, comments, documents, records and other information relating to the claim for benefits to the Claims Administrator. In addition, the claimant will be provided, upon request and free of charge, reasonable access to and copies of all documents, records, or other information “relevant” to claimant’s claim for benefits. A document, record, or other information is “relevant” if it: (1) was relied upon in making the benefit determination; (2) was submitted, considered or generated in the course of making the benefit determination, without regard to whether such document, record or information was relied upon in making the benefit determination; or (3) demonstrates compliance with administrative processes and safeguards required under Federal law.

(d) The Deferral Plan will provide an impartial review that takes into account all comments, records and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. The Claims Administrator shall make a decision and furnish such decision in writing to the claimant within 60 days after receipt by the Claims Administrator of the request for review. This period may be extended to not more than 120 days after such receipt if special circumstances make such an extension necessary. The claimant will be notified in writing prior to the expiration of the original 60-day period if such an extension is required, and such notice will include the reason for the extension and the date by which it is expected that a decision will be reached. The decision on review shall be in writing, set forth in a manner calculated to be understood by the claimant and shall include: (1) the specific reasons for the decision; (2) specific reference to the pertinent Deferral Plan provisions on which the decision is based; (3) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of all documents, records, and other information “relevant” to the claimant’s claim for benefits; (4) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; (5) a statement describing any voluntary appeal procedures and the claimant’s right to obtain information about such procedures, if any; and (6) a statement of the claimant’s right to bring a civil action under section 502(a) of ERISA following an adverse benefit determination on review. If in the event that the reviewing committee must make a determination of disability in order to decide a claim, the reviewing committee shall follow the special claims procedures for disability benefits described in Department of Labor Regulation section 2560.503-1(d). The reviewing committee shall render a decision within a reasonable time (not to exceed 90 days) after the claimant’s request for review, rather than within 120 days as set forth in the above paragraph.

(e) The Claims Administrator shall be the Lockheed Martin Corporation Savings Plan Administrative Committee. Notwithstanding the foregoing, with respect to claims and appeals brought by elected officers of the Company, the Claims Administrator shall be the Committee.

ARTICLE IX

GENERAL AND MISCELLANEOUS PROVISIONS

1. No Guarantee of Employment or Award. Neither this Deferral Plan, a Company Deferral nor a Participant’s Deferral Agreement, either singly or collectively, shall in any way obligate the Company to continue the employment of a Participant with the Company, nor does either this Deferral Plan, a Company Deferral or a Deferral Agreement limit the right of the Company at any time and for any reason to terminate the Participant’s employment. In no event shall this Deferral Plan, a Company Deferral or a Deferral Agreement, either singly or collectively, by their terms or implications constitute an employment contract of any nature whatsoever between the Company and a Participant. In no event shall this Deferral Plan, a Company Deferral or a Deferral Agreement, either singly or collectively, by their terms or implications in any way obligate the Company to award Incentive Compensation, grant any award under the Omnibus Plan or IPA Plan, pay any Death Benefit, or make any Long Term Incentive Award payment to any Eligible Employee for any Award Year, whether or not the Eligible Employee is a Participant in the Deferral Plan for that Award Year, nor in any other way limit the right of the Company to change an Eligible Employee’s compensation or other benefits.

2. Notice. Any written notice to the Company referred to herein shall be made by mailing or delivering such notice to the Company at 6801 Rockledge Drive, Bethesda, Maryland 20817, to the attention of the Senior Vice President, Human Resources. Any written notice to a Participant shall be made by delivery to the Participant in person, through electronic transmission, or by mailing such notice to the Participant at his or her last-known place of residence or business address.

3. Performance of Acts. In the event it should become impossible for the Company or the Committee to perform any act required by this Deferral Plan, the Company or the Committee may perform such other act as it in good faith determines will most nearly carry out the intent and the purpose of this Deferral Plan.

4. Employee Consent. By electing to become a Participant hereunder, each Eligible Employee shall be deemed conclusively to have accepted and consented to all of the terms of this Deferral Plan.

5. Terms Binding. The provisions of this Deferral Plan and the Deferral Agreements hereunder shall be binding upon and inure to the benefit of the Company, its successors, and its assigns, and to the Participants and their heirs, executors, administrators, and legal representatives.

6. Copy of Plan. A copy of this Deferral Plan shall be available for inspection by Participants or other persons entitled to benefits under the Deferral Plan at reasonable times at the offices of the Company.

7. State Law. The validity of this Deferral Plan or any of its provisions shall be construed, administered, and governed in all respects under and by the laws of the State of Maryland, except as to matters of Federal law. If any provisions of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

8. Regulatory Requirements. This Deferral Plan and its operation, including but not limited to, the mechanics of deferral elections, the reallocation of all or a portion of a

Participant’s Account Balance, the issuance of securities, if any, or the payment of cash hereunder is subject to compliance with all applicable Federal and state laws, rules and regulations (including but not limited to state and Federal insider trading, registration, reporting and other securities laws) and such other approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith.

9. Section 16 of Exchange Act. It is the intent of the Company that this Deferral Plan satisfy and be interpreted in a manner, that, in the case of Participants who are or may be Section 16 Persons, satisfies any applicable requirements of Rule 16b-3 of the Exchange Act or other exemptive rules under Section 16 of the Exchange Act and will not subject Section 16 Persons to short-swing profit liability thereunder. If any provision of this Deferral Plan would otherwise frustrate or conflict with the intent expressed in this Section 9, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed disregarded. Similarly, any action or election by a Section 16 Person with respect to the Deferral Plan to the extent possible shall be interpreted and deemed amended so as to avoid liability under Section 16 or, if this is not possible, to the extent necessary to avoid liability under Section 16, shall be deemed ineffective. Notwithstanding anything to the contrary in this Deferral Plan, the provisions of this Deferral Plan may at any time be bifurcated by the Board or the Committee in any manner so that certain provisions of this Deferral Plan are applicable solely to Section 16 Persons. Notwithstanding any other provision of this Deferral Plan to the contrary, if a distribution which would otherwise occur is prohibited or proposed to be delayed because of the provisions of Section 16 of the Exchange Act or the provisions of the Deferral Plan designed to ensure compliance with Section 16, the Section 16 Person involved may affirmatively elect in writing to have the distribution occur in any event; provided that the Section 16 Person shall concurrently enter into arrangements satisfactory to the Committee in its sole discretion for the satisfaction of any and all liabilities, costs and expenses arising from this election.

10. Securities Laws. This Deferral Plan, allocations to and from the Company Stock Investment Option and the issuance and delivery of shares of Common Stock and/or other securities or property or the payment of cash under this Deferral Plan, are subject to compliance with all applicable Federal and state laws, rules and regulations (including but not limited to state and Federal insider trading, registration, reporting and other securities laws and Federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company be necessary or advisable to comply with all legal requirements. Any securities delivered under this Deferral Plan shall be subject to such restrictions (and the person acquiring such securities shall, if requested by the Company provide such evidence, assurance and representations to the Company as to compliance with any thereof) as counsel to the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.

11. Electronic Notice and Signatures. Whenever a signature notice or delivery of a document is required or appropriate under this Deferral Plan, signature, notice or delivery may be accomplished by paper or written format or, to the extent authorized by the Committee, by electronic means. In the event the Committee authorizes electronic means for the signature, notice or delivery of a document under this Deferral Plan, the electronic record or confirmation of that signature, notice or delivery maintained by or on behalf of the Committee shall for purposes of this Deferral Plan be treated as if it was a written signature or notice and was delivered in the manner provided herein for a written document.

ARTICLE X

EFFECTIVE DATE

This Deferral Plan was originally adopted by the Board on July 27, 1995 and became effective upon adoption to awards of Incentive Compensation for the Company’s fiscal year ending December 31, 1995 and subsequent fiscal years. Subsequent amendments to the Deferral Plan are effective as of the date stated in the amendment or the adopting resolution.

This Deferral Plan has been amended and restated effective as of the date stated on the first page herein.

APPENDIX A

This Appendix A shall govern the portion of a Participant’s Account Balance that was earned and vested prior to January 1, 2005 (and any earnings attributable to that portion). This Appendix A shall not apply to the portion of a Participant’s Account Balance that is earned or becomes vested on or after January 1, 2005 (and any earnings attributable to that portion).

ARTICLE I

PURPOSES OF THE PLAN

The purposes of the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan (the “Deferral Plan’) are to provide certain key management employees of Lockheed Martin Corporation and its subsidiaries (the “Company”) the opportunity to defer receipt of (i) Incentive Compensation awards under the Lockheed Martin Corporation Management Incentive Compensation Plan (the “MICP”) and (ii) Long Term Incentive Award payments under the Lockheed Martin Corporation 1995 Omnibus Performance Award Plan (the “Omnibus Plan”) and the Lockheed Martin Corporation 2003 Incentive Performance Award Plan (the “IPA Plan”). Providing this opportunity to defer income under the Deferral Plan will encourage key employees to maintain a financial interest in the Company’s performance. Except as expressly provided hereinafter, the provisions of this Deferral Plan and the MICP, the Omnibus Plan and the IPA Plan shall be construed and applied independently of each other.

The Deferral Plan applies solely to MICP awards and Long Term Incentive Award payments under the Omnibus Plan and the IPA Plan and expressly does not apply to any special awards which may be made under any of the Company’s other incentive plans, except and to the extent specifically provided under the terms of such other incentive plans and the relevant awards.

ARTICLE II

DEFINITIONS

Unless the context indicates otherwise, the following words and phrases shall have the meanings hereinafter indicated:

1. ACCOUNT — The bookkeeping account maintained by the Company for each Participant which is credited with the Participant’s Deferred Compensation and earnings (or losses) attributable to the investment options selected by the Participant, and which is debited to reflect distributions and forfeitures; the portions of a Participant’s Account allocated to different investment options and the portions attributable to the deferral of Incentive Compensation awards and Long Term Incentive Award payments will be accounted for separately.

2. ACCOUNT BALANCE — The total amount credited to a Participant’s Account at any point in time, including the portions of the Account allocated to each investment option.

3. AWARD YEAR — As to Incentive Compensation, the calendar year with respect to which an Eligible Employee is awarded Incentive Compensation; as to a Long Term Incentive Award payment and the related Company Deferral, the first calendar year in the Performance Period for which the Long Term Incentive Award is effective with respect to an Eligible Employee.

4. BENEFICIARY — The person or persons (including a trust or trusts) validly designated by a Participant, on the form provided by the Company, to receive distributions of the Participant’s Account Balance, if any, upon the Participant’s death. In the absence of a valid designation, or if the designated Beneficiary has predeceased the Participant, the Participant’s Beneficiary shall be the personal representative of the Participant’s estate in the event of a Participant’s death. A Participant may amend his or her Beneficiary designation at any time before the Participant’s death.

5. BOARD — The Board of Directors of Lockheed Martin Corporation.

6. COMMITTEE — The committee described in Section 1 of Article VIII.

7. COMMON STOCK — The $1.00 par value common stock of the Company.

8. COMPANY — Lockheed Martin Corporation and its subsidiaries.

9. COMPANY DEFERRALS — The amount deferred by the Company, and not at the election of the Participant, for the two-year period following the end of a Performance Period for a Long Term Incentive Award.

10. COMPANY STOCK INVESTMENT OPTION — The investment option under which the amount credited to a Participant’s Account will be based on the market value and investment return of the Company’s Common Stock.

11. DEFERRAL AGREEMENT — The written agreement executed by an Eligible Employee on the form provided by the Company under which the Eligible Employee elects to defer Incentive Compensation for an Award Year, or a Long Term Incentive Award and any related Company Deferral for an Award Year.

12. DEFERRAL PLAN — The Lockheed Martin Corporation Deferred Management Incentive Compensation Plan, adopted by the Board on July 27, 1995, and as amended from time to time.

13. DEFERRED COMPENSATION — The amount of Incentive Compensation credited to a Participant’s Account under the Deferral Plan and the amount of any Long Term Incentive Award payment credited to a Participant’s Account under the Deferral Plan (other than Company Deferrals).

14. ELIGIBLE EMPLOYEE — An employee of the Company who is a participant in the MICP or who receives a Long Term Incentive Award under the Omnibus Plan or the IPA Plan and who has satisfied such additional requirements for participation in this Deferral Plan as the Committee may from time to time establish. In the exercise of its authority under this provision, the Committee shall limit participation in the Plan to employees whom the Committee believes to be a select group of management or highly compensated employees within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

15. EXCHANGE ACT — The Securities Exchange Act of 1934.

16. INCENTIVE COMPENSATION — The MICP amount granted to an employee for an Award Year.

17. IPA PLAN — The Lockheed Martin Corporation 2003 Incentive Performance Award Plan.

18. INTEREST OPTION — The investment option under which earnings will be credited to a Participant’s Account based on the interest rate applicable under Cost Accounting Standard 415, Deferred Compensation.

19. INVESTMENT FUND OPTION — The investment option under which earnings (or losses)will be credited to a Participant’s Account based on the market value and investment return of the investment options (including target date funds and core funds (and successor funds), and excluding the Company Stock Fund, ESOP Fund, and Self-Managed Account) that are available to participants pursuant to the terms of the Qualified Savings Plan, provided that the Committee retains the discretion to add certain funds to, or to exclude certain funds from, the Investment Fund Option.

20. LONG TERM INCENTIVE AWARD — A long term incentive award granted to an employee under the Omnibus Plan or the IPA Plan.

21. MICP — The Lockheed Martin Corporation Management Incentive Compensation Plan.

22. OMNIBUS PLAN — The Lockheed Martin Corporation 1995 Omnibus Performance Award Plan.

23. PARTICIPANT — An Eligible Employee for whom Incentive Compensation or a Long Term Incentive Award payment has been deferred for one or more years under this Deferral Plan; the term shall include a former employee whose Deferred Compensation has not been fully distributed.

24. PAYMENT DATE — As to any Participant, the January 15 or July 15 on or about on which payment to the Participant is to be made or to begin in accordance with Article V.

25. PERFORMANCE PERIOD — The period set forth in a Long Term Incentive Award over which the Company’s performance is measured by reference to total stockholder return to determine whether any payment will be made under such Long Term Incentive Award.. QUALIFIED SAVINGS PLAN – The Lockheed Martin Corporation Salaried Savings Plan or any successor plan.

26. REALLOCATION EFFECTIVE DATE — The date a reallocation elected by a Participant or Beneficiary under Section 6(a) of Article IV is effected, which shall be the June 30, July 31, August 31 or September 30 immediately following the end of the Reallocation Election Period in which his or her election under Section 6(a) becomes irrevocable.

27. REALLOCATION ELECTION PERIOD — A period in which a Participant or Beneficiary may under Section 6(a) of Article IV elect a reallocation of his or her Account Balance from one investment option to another investment option, and there shall be four such election periods: June 1 through June 15, 2004, June 16 through July 15, 2004, July 16 through August 15, 2004 and August 16 through September 15, 2004.

28. SECTION 16 PERSON — A Participant who is subject to the reporting and short-swing liability provisions of Section 16 of the Securities Exchange Act of 1934 on the date a Deferral Agreement or other election form is delivered to the Company in accordance with the terms of this Deferral Plan.

29. SUBSIDIARY — As to any person, any corporation, association, partnership, joint venture or other business entity of which 50% or more of the voting stock or other equity interests (in the case of entities other than corporation), is owned or controlled (directly or indirectly) by that entity, or by one or more of the Subsidiaries of that entity, or by a combination thereof.

30. TRADING DAY — A day upon which transactions with respect to Company Common Stock are reported in the consolidated transaction reporting system.

ARTICLE III

ELECTION OF DEFERRED AMOUNT

1. Timing of Deferral Elections.

(a) Incentive Compensation. An Eligible Employee may elect to defer Incentive Compensation for an Award Year by executing and delivering to the Company a Deferral Agreement no later than October 31 of the Award Year, provided that any election by a Section 16 Person shall be subject to the provisions of Section 4 of Article IV.

(b) Long Term Incentive Awards and Company Deferrals. An Eligible Employee may elect to defer the payment of a Long Term Incentive Award and a Company Deferral for an Award Year by executing and delivering to the Company a Deferral Agreement no later than October 31 of the Award Year, provided that any election by a Section 16 Person shall be subject to the provisions of Section 4 of Article IV.

(c) Irrevocability of Elections. No Eligible Employee shall have the right to modify or revoke a Deferral Agreement for an Award Year after the applicable deadline described in Section 1(a) and Section 1(b) of this Article III for delivering a Deferral Agreement to the Company for such Award Year, provided no Section 16 Person shall have the right to modify or revoke a Deferral Agreement after such applicable deadline or, if earlier, after the date the agreement has been delivered to the Company. The Committee may establish policies and procedures to determine when a Deferral Agreement or other election called for under this Plan has been delivered to the Company. Each Deferral Agreement shall apply only to amounts deferred in that Award Year and a separate Deferral Agreement must be completed for each Award Year for which an Eligible Employee defers Incentive Compensation or a Long Term Incentive Award.

2. Amount of Deferral Elections. An Eligible Employee’s deferral election may be stated as:

(a) a dollar amount which is at least $5,000 and is an even multiple of $1,000,

(b) the greater of $5,000 or a designated percentage of the Eligible Employee’s Incentive Compensation or Long Term Incentive Award payment (adjusted to the next highest multiple of $1,000),

(c) the excess of the Eligible Employee’s Incentive Compensation or Long Term Incentive Award payment over a dollar amount specified by the Eligible Employee (which must be an even multiple of $1,000), or

(d) all of the Eligible Employee’s Incentive Compensation or Long Term Incentive Award payment.

An Eligible Employee’s deferral election shall be effective only if the Participant is awarded, in the case of Incentive Compensation, at least $10,000 of Incentive Compensation for that Award Year, or in the case of Long Term Incentive Award, at least $10,000 is payable to the Participant in cash at the conclusion of the Performance Period applicable to a Long Term Incentive Award payment. In addition, in the case of a deferral election under paragraph (c) of this Section 2, an Eligible Employee’s deferral election shall be effective only if the resulting excess amount is at least $5,000.

3. Effect of Taxes on Deferred Compensation. The amount that would otherwise be deferred and credited to an Eligible Employee’s Account will be reduced by the amount of any tax that the Company is required to withhold with respect to the Deferred Compensation. The reduction for taxes shall be made proportionately out of amounts otherwise allocable to the Interest Option and the Company Stock Investment Option.

4. Multiple Awards. In the case of an Eligible Employee who receives more than one Long Term Incentive Award with respect to the same Performance Period, the elections made by the Eligible Employee under this Article III as well as under Articles V and VI for the first Long Term Incentive Award granted to the Eligible Employee with respect to a Performance Period shall be deemed to be the elections made by that Eligible Employee for any other Long Term Incentive Awards granted to that Eligible Employee with respect to that same Performance Period.

5. Company Deferrals. Pursuant to the terms of the Long Term Incentive Awards, 50% of the amount payable at the end of the Performance Period will be automatically deferred until the second anniversary of the last day of the Performance Period with respect to a particular award. The Company may establish an account for Company Deferrals under the Company Stock Investment Option of this Deferral Plan. However, the terms governing the Company Deferrals will be governed for the two year period of deferral by the terms of the award agreement entered into under the Omnibus Plan or the IPA Plan with respect to the Long Term Incentive Award and not by this Deferral Plan except to the extent the award agreement expressly refers to the terms of this Deferral Plan. Notwithstanding the foregoing, if the Participant elects to defer the Company Deferrals beyond the second anniversary of the end of the Performance Period, the deferrals will be treated as made under this Deferral Plan for the period following the second anniversary of the end of the Performance Period.

ARTICLE IV

CREDITING OF ACCOUNTS

1. Crediting of Deferred Compensation. Incentive Compensation or a Long Term Incentive Award payment that a Participant has elected to defer under this Deferral Plan shall be credited to the Participant’s Account as of the Trading Day set by action of the Committee or, if the Committee does not act to set such a day, on the second Trading Day which follows the date of approval of the related Incentive Compensation or Long Term Incentive Award. If the Company establishes an account for Company Deferrals pursuant to Section 5 of Article III, the Company Deferrals shall be credited to such account as of the last Trading Day in the Performance Period. Any Deferred Compensation credits under this Section 1 which are allocable to the Interest Option shall be credited at the dollar amount of such credits. Any Deferred Compensation and Company Deferral credits under this Section 1 which are allocable to the Company Stock Investment Option shall be credited as if the dollar amount of credits had been invested in the Company’s Common Stock at the published closing price of the Company’s Common Stock on the applicable Trading Day described in this Section 1. Any Deferred Compensation and Company Deferral credits under this Section 1 which are allocable to the Investment Fund Option shall be credited as if the dollar amount of credits had been invested in the applicable fund at the published closing price of the applicable fund on the applicable Trading Day described in this Section 1.

2. Crediting of Earnings (Losses) and Reallocations.

(a) General Rules.

(i) Earnings (or losses) shall be credited to a Participant’s Account based on the investment option or options to which the Account has been allocated beginning with the applicable Trading Day described in this Article IV.

(ii) Earnings (or losses) on amounts reallocated in accordance with this Article IV shall be credited to the Participant’s Account as of the applicable day or Trading Day described for such reallocation in this Article IV.

(iii) Any amount distributed from a Participant’s Account in cash pursuant to Article V shall be credited with earnings (or losses) through the Trading Day that is four (4) business days prior to the Payment Date on which a distribution is to be made. Any amount distributed from a Participant’s Account in stock pursuant to Article V shall be credited with earnings (or losses) through the last Trading Day preceding the date on which a distribution is to be made.

(iv) Company Deferrals shall be credited with earnings (or losses) through the last Trading Day in the period which ends on the second anniversary of the end of the applicable Performance Period unless deferred further pursuant to a Deferral Agreement.

(b) Interest Option. The portion of a Participant’s Account allocated or reallocated to the Interest Option shall be credited with interest, valued daily, while so allocated or reallocated at a rate equivalent to the then published rate for computing the present value of future benefits at the time cost is assignable under Cost Accounting Standard 415, Deferred Compensation, as determined by the Secretary of the Treasury on a semi-annual basis pursuant to Pub. L. 92-41, 85 Stat. 97. No amounts may be reallocated to the Interest Option on or after July 1, 2009. Amounts deferred prior to January 1, 2005 may remain invested in the Interest Option until such amounts are transferred to the Company Stock Investment Option or the Investment Fund Option on or after July 1, 2009.

(c) Company Stock Investment Option.

(i) The portion of a Participant’s Account allocated or reallocated to the Company Stock Investment Option shall be credited when so allocated or reallocated on the applicable Trading Day described in this Article IV as if such amount had been invested in the Company’s Common Stock at the published closing price of the Company’s Common Stock on such Trading Day.

(ii) The portion of the Participant’s Account Balance allocated to the Company Stock Investment Option shall reflect any post-allocation appreciation or depreciation in the market value of the Company’s Common Stock based on the published closing price of the stock on each Trading Day and shall reflect dividends paid and any other distributions made with respect to the Company’s Common Stock.

(iii) Cash dividends shall be treated as if such dividends had been reinvested in the Company’s Common Stock at the published closing price of the

Company’s Common Stock on the Trading Day on which the cash dividend is paid or, if the dividend is paid on a day which is not a Trading Day, on the Trading Day which immediately precedes the day the dividend is paid.

(iv) If any portion of a Participant’s Account was reallocated in accordance with paragraph 5 (or paragraph 4 prior to October 1, 2004) of this Article IV from the Company Stock Investment Option to the Interest Option or the , the reallocation shall be credited to the Interest Option as if the Company’s Common Stock had been bought or sold at the published closing price of the Company’s Common Stock on the Trading Day on which the reallocation is effective, or if the reallocation is effective as of the day that is not a Trading Day, the Trading Day which immediate precedes the effective date of the reallocation.

(d) Investment Fund Option. Earnings (or losses) shall be credited to a Participant’s Account based on the investment option or options within the Investment Fund Option to which his or her Account has been allocated. The manner in which earnings (or losses) are credited under each of the investment options shall be determined in the same manner as under the Qualified Savings Plan. The procedures for directing the allocation and reallocation among the investment options in the Investment Fund Option shall be the same as the procedures for making allocations under the Qualified Savings Plan.

3. Election of Investment Options. A Participant’s initial investment elections for a particular type of award for an Award Year shall be made in his or her Deferral Agreement for such Award Year, and no Participant shall (except as provided for in Section 6 and Section 7 of this Article IV) have the right to modify or revoke any such election after the time the Participant no longer has the right to modify or revoke a Deferral Agreement under Section 1 of Article III. A Participant’s allocations between investment options shall be subject to such minimum allocations as the Committee may establish.

4. Special Rule for Section 16 Persons. An election by a Section 16 Person to have any Deferred Compensation allocated to the Company Stock Investment Option shall be effective on the Trading Day described in Section 1 of this Article IV unless he or she delivers the related Deferral Agreement to the Company less than six months before such Trading Day. If he or she delivers the related Deferral Agreement to the Company less than six months before such date, his or her Company Stock Investment Option election automatically shall be treated as an Interest Option election under Section 1 of this Article IV until the first Trading Day of the seventh month following the month in which the Deferral Agreement is delivered to the Company. The Deferred Compensation so allocated to the to the Interest Option together with any related interest credits shall by operation of this Deferral Plan automatically be reallocated and credited to the Company Stock Investment Option on such Trading Day in accordance with Section 2(b) of this Article IV.

Reallocations to Interest Option (deleted effective September 30, 2004). If benefit payments to a Participant or Beneficiary are to be paid or commenced to be paid over a period that extends more than six months after the date of the Participant’s termination of employment with the Company, the Participant or Beneficiary, as applicable, may make a one-time irrevocable election under this Section 5 at any time after the Participant’s termination of employment and before the completion of benefit payments to have the portion of the Participant’s Account that is allocated to the Company Stock Investment Option reallocated to the Interest Option. A reallocation under this Section 5 shall take effect as of the first Trading Day of the month following the month in which an executed reallocation election is delivered to the Company, provided an election by a Participant or Beneficiary who is a Section 16 Person on the date the election is delivered to the Company shall be effective only if such election satisfies on such date all the requirements of the exemption under Rule l6b-3 of the Exchange Act for a “discretionary transaction” or otherwise would not result in a short swing profit recovery pursuant to Rule 16b-3 under the Exchange Act. In the event such election does not satisfy the exemption pursuant to Rule l6b-3 under the Exchange Act for a “discretionary transaction” and if giving effect to the election would result in liability under Section 16(b) of the Exchange Act, the election shall not be given effect until the first Trading Day of the month following the month in which the election could be given effect without creating liability under Section 16(b) of the Exchange Act. Notwithstanding anything herein to the contrary, no election may be made under this Section 5 after September 15, 2004, and any such election made during September 2004 will be valued and take effect as of September 30, 2004.

5. One-Time Reallocation Right.

(a) General Rule. Subject to Section 5(b) of this Article IV, a Participant or Beneficiary may during a Reallocation Election Period execute and deliver to the Company an election made on such form and in such manner as prescribed by the Committee to the Company to reallocate all or a portion (in five (5) percent increments) of his or her Account Balance (other than Company Deferrals) which is then allocated to one investment option to the other investment option. Any such election shall be irrevocable when received by the Company, and the reallocation which the Participant or Beneficiary elects shall be effective as of the Reallocation Effective Date that immediately follows the end of the Reallocation Election Period in which his or her election becomes irrevocable. Only one reallocation election may be made by a Participant or Beneficiary with the result that a reallocation made in one Reallocation Election Period will preclude a reallocation election in a subsequent Reallocation Election Period.

(b) Exception. If a Participant or a Beneficiary is a Section 16 Person on any date in a Reallocation Election Period and delivers an election to the Company in such period, such election shall have no force or effect under Section 6(a) unless such election complies with the exemption under Rule l6b-3 of the Exchange Act for a “discretionary transaction”.

(c) Additional Credit. The Company shall credit to the Account of each Participant or Beneficiary that has Deferred Compensation (other than Company Deferrals) credited to the Stock Investment Option as of September 30, 2004 an amount equal to the greater of (i) $24.95 per Account Balance; or (ii) $0.10 for each whole share of Common Stock reflected in the Participant’s or Beneficiary’s Account Balance (exclusive of Company Deferrals). Such amount shall be allocated and credited to the Interest Option as of September 30, 2004, after taking into account any reallocation under Section 6(a) of this Article IV.

6. Reallocation Among Investment Options. Effective June 16, 2008, a Participant may reallocate the portion of his Account Balance that is invested in the Interest Option and the Investment Fund Option to the Interest Option (through June 30, 2009), the Company Stock Investment Option, and the various investment funds in the Investment Fund Option, subject to the trading restrictions that apply to the transfer and reallocation of investments under the terms of the Qualified Savings Plan, applied as if such Qualified Savings Plan restrictions also pertain to the Interest Option; provided that a Participant may not at any time reallocate the portion of his Account Balance that is invested at any time in the Company Stock Investment Option. Notwithstanding the foregoing, any election by a Section 16 Person to reallocate any portion of his Account Balance to the Company Stock Investment Option shall only become effective if the election is made at least six months following the most recent election with respect to any plan of the Corporation that involved the disposition of the Corporation’s equity securities pursuant to a “Discretionary Transaction” (as defined in Exchange Act Rule 16b-3). . No amounts may be reallocated to the Interest Option on or after July 1, 2009.

ARTICLE V

PAYMENT OF BENEFITS

1. General.

(a) Account Balance and Elections. The Company’s liability to pay benefits to a Participant or Beneficiary under this Deferral Plan shall be measured by and shall in no event exceed the Participant’s Account Balance. Except as otherwise provided in this Deferral Plan (including but not limited to Section 5 of Article III with respect to Company Deferrals), a Participant’s Account Balance shall be paid to him in accordance with the Participant’s elections under this Article V.

(b) Cash Only Payment. With respect to benefit payments made on a Payment Date which is on or before September 30, 2004, all such benefit payments shall be made in accordance with the terms of this Deferral Plan as in effect on such date in cash and, except as otherwise provided under such terms, shall reduce allocations to the Interest Option and the Company Stock Investment Option in the same proportions that the Participant’s Account Balance is allocated between those investment options at the end of the month preceding the date of distribution. Notwithstanding the foregoing, no amount of Deferred Compensation shall be distributed to a Section 16 Person under this Deferral Plan which is attributable to the Stock Investment Option unless such amount was allocated to the Participant’s Account in accordance with Section 1 of Article 4 at least six months prior to the date of distribution or no portion of such amount was allocated to the Company Stock Investment Option in the six months prior to distribution.

(c) Cash and Stock Payments. With respect to benefit payments made after September 30, 2004, all such benefit payments shall be made in cash to the extent a Participant’s Account is allocated to the Interest Option or Investment Fund Option or is attributable to Company Deferrals and shall be made in whole shares of the Company’s Common Stock to the extent that a Participant’s Account is allocated to the Company Stock Investment Option (other than with respect to Company Deferrals) and, except as otherwise provided, shall reduce allocations to the Interest Option, the Investment Fund Option, and the Company Stock Investment Option in the same proportions that the Participant’s Account Balance is allocated between those investment options at the end of the month preceding the date of distribution (for distributions occurring prior to June 16, 2008) or the Trading Day that is four (4) business days prior to the date of the distribution (for distributions occurring on or after June 16, 2008). Notwithstanding the foregoing, no amount of Deferred Compensation shall be distributed to a Section 16 Person under this Deferral Plan unless such amount was allocated to the Participant’s Account in accordance with Section 1 of Article 4 at least six months prior to the date of distribution. At the Company’s discretion a distribution of Common Stock may be made directly to a Participant or to a brokerage account opened in the name of the Participant. When an Account is distributed in a lump sum or, if an Account is distributed in installments, when the final installment is made, cash shall be distributed (or withheld for applicable taxes) at that time in lieu of any fractional share of Common Stock. The cash distribution in lieu of fractional shares shall be based on the published closing price of the Company’s Common Stock on the last Trading Day preceding the date the distribution is scheduled to be made.

2. Election for Commencement of Payment. At the time a Participant first completes a Deferral Agreement, he or she shall elect from among the following options governing the date on which the payment of benefits shall commence:

(a) Payment to begin on the Payment Date next following the date of the Participant’s termination of employment with the Company for any reason.

(b) Payment to begin on the first Payment Date of the year next following the year in which the Participant terminates employment with the Company for any reason.

(c) Payment to begin on the Payment Date next following the date on which the Participant has both terminated employment with the Company for any reason and attained the age designated by the Participant in the Deferral Agreement.

Notwithstanding a Participant’s election, any payment of benefits in the form of shares of Common Stock that would otherwise commence within six months of the date on which a Participant ceased to be Section 16 Person shall not be paid on that date but instead shall be paid on the first Payment Date that is at least six months after the date on which that Participant ceased to be a Section 16 Person.

3. Election for Form of Payment. At the time a Participant first completes a Deferral Agreement, he or she shall elect the form of payment of his or her Account Balance from among the following options:

(A)	A lump sum.

(B)

Annual installment payments for a period of years designated by the Participant, which shall not exceed fifteen (15) annual installments. The amount of each annual payment shall be determined by dividing the Participant’s Account Balance at the end of the month prior to such payment by the number of installment payments then remaining in the designated installment period. The installment period may be shortened, in the sole discretion of the Committee, if the Committee at any time determines that the amount of the annual payments that would be made to the Participant during the designated installment period would be too small to justify the maintenance of the Participant’s Account and the processing of payments.

4. Prospective Change of Payment Elections.

(a) Notwithstanding anything to the contrary in this Article V, a Participant may make an election with respect to the commencement of payment (from among the options set forth in Section 2(A), (B), or (C) above) and form of payment (from among the options set forth in Section 3(A) or (B) above) of his or her entire Account Balance, or with respect to specific Award Years, by executing and delivering to the Company an election form on or after October 1, 2002 in such form as prescribed by the Company. If a Participant has different payment options in effect with respect to his or her Account Balance, the Company shall maintain sub-accounts for the Participant to determine the amounts subject to each payment election; however, no election or modification of an election will be accepted if it would require the Company to maintain more than five sub-accounts within the Participant’s Account in order to make payments in accordance with the Participant’s elections.

(b) In the event a Participant does not make a valid election with respect to the commencement of payment and form of benefit for an Award Year commencing on or after October 1, 2002, the Participant will be deemed to have elected that payment of benefits with respect to that Award Year be made in a lump sum on or about the Payment Date next following the date of the Participant’s termination of employment.

(c) A Participant’s election with respect to an Award Year (including a “deemed election” in accordance with the preceding paragraph) shall remain in effect unless and until such election is modified by a subsequent election in accordance with the second preceding paragraph above.

(d) To constitute a valid election by a Participant making a prospective change to a previous election, the prospective election must be executed and delivered to the Company (i) at least six months before the date the first payment would be due under the Participant’s previous election and (ii) in a different calendar year than the date the first payment would be due under the Participant’s previous election. In the event an election fails to satisfy the provisions set forth in this paragraph, such election shall be void and, if such an election is void, payment shall be made in accordance with the most recent election which was valid. In addition, no prospective election will be considered valid to the extent the prospective election would (i) result in a payment being made within six months of the date of the prospective election or (ii) result in a payment under the prospective election in the same calendar year as the date of the prospective election. In the event a prospective election fails to satisfy the provisions set forth in the preceding sentence, the first payment under the prospective election will be delayed until the first Payment Date that is both (i) at least six months after the date of the prospective election and (ii) in a calendar year after the date of the prospective election.

(e) A Participant may not make or modify an election with respect to commencement of payment or form of payment after the date a Participant terminates employment.

5. Acceleration upon Early Termination. Notwithstanding a Participant’s payment elections under this Article V, if the Participant terminates employment with the Company other than by reason of layoff, death or disability and before the Participant is eligible to commence receiving retirement benefits under a pension plan maintained by the Company (or before the Participant has attained age 55 if the Participant does not participate in such a pension plan), except as provided in Section 5 of Article III with respect to Company Deferrals, the Participant’s Account Balance shall be distributed to him or her in a lump sum on or about the Payment Date next following the date of the Participant’s termination of employment with the Company; provided, however, that if a distribution in accordance with the provisions of this Section 5 would otherwise result in a nonexempt short-swing transaction under Section 16(b) of the Exchange Act, the date of distribution with respect to any Section 16 Person shall be delayed until the earliest date upon which the distribution either would not result in a nonexempt short-swing transaction or would otherwise not result in liability under Section 16(b) of the Exchange Act.

6. Acceleration Upon Conflict of Interest. Notwithstanding a Participant’s payment elections under this Article V, if following a Participant’s termination of employment with the Company, the Participant takes a position (or accepts a position) with a governmental entity, agency, or instrumentality and that employer has determined or indicated that the Participant’s continued participation in the Plan may constitute a conflict of interest precluding the Participant from continuing in his position (or from accepting an offered position) with that employer or subjecting the Participant to penalty, sanction, or otherwise limiting the Participant’s responsibilities for that employer, except as provided in Section 5 of Article III with respect to Company Deferrals, then the Participant’s Account Balance shall be distributed to him or her in a lump sum as soon as practical following the later of (i) the date on which the Participant commences employment with the government employer; or (ii) the date on which it is determined or indicated that the conflict of interest may exist. This Section 6 shall be applicable only to the extent that such distribution conforms to Code section 409A.

7. Death Benefits.

(a) General Rule. Upon the death of a Participant before a complete distribution of his or her Account Balance, the Account Balance will be paid to the Participant’s Beneficiary in accordance with the payment elections applicable to the Participant. If a Participant dies while actively employed or otherwise before the payment of benefits has commenced, payments to the Beneficiary shall commence on the date payments to the Participant would have commenced, taking account of the Participant’s termination of employment (by death or before) and, if applicable, by postponing commencement until after the date the Participant would have attained the commencement age specified by the Participant. Whether the Participant dies before or after the commencement of distributions, payments to the Beneficiary shall be made for the period or remaining period elected by the Participant.

(b) Special Rule. Notwithstanding Section 7(a) of this Article V, in the event that a Participant dies before the Participant’s entire Account Balance has been distributed, the Committee, in its sole discretion, may modify the timing of distributions from the Participant’s Account, including the commencement date and number of distributions, if it concludes that such modification is necessary to relieve the financial burdens of the Participant’s Beneficiary; provided, however, that if a distribution in accordance with the provisions of this Section 7(b) from the portion of the Participant’s Account allocated to the Company Stock Investment Option would otherwise result in a nonexempt short-swing transaction under Section 16(b) of the Exchange Act, the date of distribution with respect to such portion to any Section 16 Person shall be delayed until the earliest date upon which the distribution either would not result in a nonexempt short-swing transaction or would otherwise not result in liability under Section 16(b) of the Exchange Act.

8. Early Distributions in Special Circumstances. Notwithstanding a Participant’s payment elections under this Article V, a Participant or Beneficiary may request an earlier distribution in the following limited circumstances (except as provided in Section 5 of Article III with respect to Company Deferrals):

(a) Hardship Distributions. A Participant may apply for a hardship distribution pursuant to this Section 8(a) on such form and in such manner as the Committee shall prescribe and, subject to the last sentence of this Section 8(a) with respect to Section 16 Persons, the Committee shall have the power and discretion at any time to approve a payment to a Participant if the Committee determines that the Participant is suffering from a serious financial emergency caused by circumstances beyond the Participant’s control which would cause a hardship to the Participant unless such payment were made. Any such hardship payment will be in a lump sum and will not exceed the lesser of (i) the amount necessary to satisfy the financial emergency (taking account of the income tax liability associated with the distribution), or (ii) the Participant’s Account Balance; provided, however, that if a distribution in accordance with the provisions of this Section 8(a) from the portion of the Participant’s Account allocated to the Company Stock Investment Option would otherwise result in a nonexempt short-swing transaction under Section 16(b) of the Exchange Act, the date of distribution with respect to such portion to such Section 16 Person shall be delayed until the earliest date upon which the distribution either would not result in a nonexempt short-swing transaction or would otherwise not result in liability under Section 16(b) of the Exchange Act.

(b) Withdrawal with Forfeiture. A Participant may elect on such form and in such manner as the Committee shall prescribe at any time to withdraw ninety percent (90%) of the amount credited to the Participant’s Account. If such a withdrawal is made, the remaining ten percent (10%) of the Participant’s Account shall be permanently forfeited, and the Participant will be prohibited from deferring any amount under the Deferral Plan for the Award Year in which the withdrawal is received (or the first Award Year in which any portion of the withdrawal is received); provided, however, that if a distribution in accordance with the provisions of this Section 8(b) from the portion of the Participant’s Account allocated to the Company Stock Investment Option would otherwise result in a nonexempt short-swing transaction under Section 16(b) of the Exchange Act, the date of distribution with respect to such portion to any Section 16 Person shall be delayed until the earliest date upon which the distribution either would not result in a nonexempt short-swing transaction or would otherwise not result in liability under Section 16(b) of the Exchange Act.

(c) Disability. If the Committee determines that a Participant has become permanently disabled before the Participant’s entire Account Balance has been distributed, the Committee, in its sole discretion, may modify the timing of distributions from the Participant’s Account, including the commencement date and number of distributions, if it concludes that such modification is necessary to relieve the financial burdens of the Participant; provided, however, that if a distribution in accordance with the provisions of this Section 8(c) from the portion of the Participant’s Account allocated to the Company Stock Investment Option would otherwise result in a nonexempt short-swing transaction under Section 16 (b) of the Exchange Act, the date of distribution with respect to such portion to any Section 16 Person shall be delayed until the earliest date upon which the distribution either would not result in a nonexempt short-swing transaction or would otherwise not result in liability under Section 16(b) of the Exchange Act.

9. Acceleration upon Change in Control.

(a) Notwithstanding any other provision of the Deferral Plan, except as provided in Section 5 of Article III with respect to Company Deferrals, the Account Balance of each Participant shall be distributed in a single lump sum within fifteen (15) calendar days following a “Change in Control.”

(b) For purposes of this Deferral Plan, a Change in Control shall include and be deemed to occur upon the following events:

(1) A tender offer or exchange offer is consummated for the ownership of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding voting securities entitled to vote in the election of directors of the Company.

(2) The Company is merged, combined, consolidated, recapitalized or otherwise reorganized with one or more other entities that are not Subsidiaries and, as a result of the merger, combination, consolidation, recapitalization or other reorganization, less than 75% of the outstanding voting securities of the surviving or resulting corporation shall immediately after the event be owned in the aggregate by the stockholders of the Company (directly or indirectly), determined on the basis of record ownership as of the date of determination of holders entitled to vote on the action (or in the absence of a vote, the day immediately prior to the event)

(3) Any person (as this term is used in Sections 3(a)(9) and 13(d)(3) of the Exchange Act, but excluding any person described in and satisfying the conditions of Rule 13d-1 (b)(1) thereunder), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities entitled to vote in the election of directors of the Company.

(4) At any time within any period of two years after a tender offer, merger, combination, consolidation, recapitalization, or other reorganization or a contested election, or any combination of these events, the “Incumbent Directors” shall cease to constitute at least a majority of the authorized number of members of the Board. For purposes hereof, “Incumbent Directors” shall mean the persons who were members of the Board immediately before the first of these events and the persons who were elected or nominated as their successors or pursuant to increases in the size of the Board by a vote of at least three-fourths of the Board members who were then Board members (or successors or additional members so elected or nominated)

(5) The stockholders of the Company approve a plan of liquidation and dissolution or the sale or transfer of substantially all of the Company’s business and/or assets as an entirety to an entity that is not a Subsidiary.

(c) Notwithstanding the provisions of Section 9(a), if a distribution in accordance with the provisions of Section 9(a) would result in a nonexempt short-swing transaction under Section 16(b) of the Exchange Act with respect to any Section 16 Person, then the date of distribution to such Section 16 Person shall be delayed until the earliest date upon which the distribution either would not result in a nonexempt short-swing transaction or would otherwise not result in liability under Section 16(b) of the Exchange Act.

(d) This Section 9 shall apply only to a Change in Control of Lockheed Martin Corporation and shall not cause immediate payout of Deferred Compensation in any transaction involving the Company’s sale, liquidation, merger, or other disposition of any subsidiary.

(e) The Committee may cancel or modify this Section 9 at any time prior to a Change in Control. In the event of a Change in Control, this Section 9 shall remain in force and effect, and shall not be subject to cancellation or modification for a period of five years, and any defined term used in Section 9 shall not, for purposes of Section 9, be subject to cancellation or modification during the five-year period.

10. Deductibility of Payments. In the event that the payment of benefits in accordance with the Participant’s elections under this Article V would prevent the Company from claiming an income tax deduction with respect to any portion of the benefits paid, the Committee shall have the right to modify the timing of distributions from the Participant’s Account as necessary to maximize the Company’s tax deductions. In the exercise of its discretion to adopt a modified distribution schedule, the Committee shall undertake to have distributions made at such times and in such amounts as most closely approximate the Participant’s elections, consistent with the objective of maximum deductibility for the Company. The Committee shall have no authority to reduce a Participant’s Account Balance or to pay aggregate benefits less than the Participant’s Account Balance in the event that all or a portion thereof would not be deductible by the Company.

11. Change of Law. Notwithstanding anything to the contrary herein, if the Committee determines in good faith, based on consultation with counsel, that the Federal income tax treatment or legal status of the Plan has or may be adversely affected by a change in the Code, Title I of the Employee Retirement Income Security Act of 1974, or other applicable law or by an administrative or judicial construction thereof, the Committee may direct that the Accounts of affected Participants or of all Participants be distributed as soon as practicable after such determination is made, to the extent deemed necessary or advisable by the Committee to cure or mitigate the consequences, or possible consequences of, such change in law or interpretation thereof.

12. Tax Withholding. To the extent required by law, the Company shall withhold from benefit payments hereunder, or with respect to any Incentive Compensation or Long Term Incentive Award payment deferred hereunder or credit contributed by the Company under Article IV, any Federal, state, or local income or payroll taxes required to be withheld and shall furnish the recipient and the applicable government agency or agencies with such reports, statements, or information as may be legally required.

ARTICLE VI

EXTENT OF PARTICIPANTS’ RIGHTS

1. Unfunded Status of Plan. This Deferral Plan constitutes a mere contractual promise by the Company to make payments in the future, and each Participant’s rights shall be those of a general, unsecured creditor of the Company. No Participant shall have any beneficial interest in any specific assets that the Company may hold or set aside in connection with this Deferral Plan. Notwithstanding the foregoing, to assist the Company in meeting its obligations under this Deferral Plan, the Company may set aside assets in a trust described in Revenue Procedure 92-64, 1992-2 C.B. 422, and the Company may direct that its obligations under this Deferral Plan be satisfied by payments out of such trust. The assets of any such trust will remain subject to the claims of the general creditors of the Company. It is the Company’s intention that the Deferral Plan be unfunded for Federal income tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974.

2. Nonalienability of Benefits. A Participant’s rights under this Deferral Plan shall not be assignable or transferable and any purported transfer, assignment, pledge or other encumbrance or attachment of any payments or benefits under this Deferral Plan, or any interest therein shall not be permitted or recognized, other than the designation of, or passage of payment rights to, a Beneficiary. Notwithstanding, any portion of a Participant’s benefit under this Plan may be paid to a spouse or former spouse pursuant to the terms of a domestic relations order (as defined in Code section 414(p)(1)(B)), provided that the form of payment designated in such order is one that is provided for under Section 3 of Article V of this Deferral Plan.

ARTICLE VII

AMENDMENT OR TERMINATION

1. Amendment. The Board or its authorized delegate may amend, modify, suspend or discontinue this Deferral Plan at any time subject to any shareholder approval that may be required under applicable law, provided, however, that no such amendment shall have the effect of reducing a Participant’s Account Balance or postponing the time when a Participant is entitled to receive a distribution of his Account Balance. Further, no amendment may alter the formula for crediting interest to Participants’ Accounts with respect to amounts for which deferral elections have previously been made, unless the amended formula is not less favorable to Participants than that previously in effect, or unless each affected Participant consents to such change.

2. Termination. The Board reserves the right to terminate this Plan at any time and to pay all Participants their Account Balances in a lump sum immediately following such termination or at such time thereafter as the Board may determine; provided, however, that if a distribution in accordance with the provisions of this Section 2 would otherwise result in a nonexempt short-swing transaction under Section 16(b) of the Exchange Act, the date of distribution with respect to any Section 16 Person shall be delayed until the earliest date upon which the distribution either would not result in a nonexempt short-swing transaction or would otherwise not result in liability under Section 16(b) of the Exchange Act.

3. Transfer of Liability. The Board reserves the right to transfer to another entity all of the obligations of Company with respect to a Participant under this Plan if such entity agrees pursuant to a binding written agreement to assume all of the obligations of the Company under this Plan with respect to such Participant.

ARTICLE VIII

ADMINISTRATION

1. The Committee. This Deferral Plan shall be administered by the Compensation Committee of the Board or such other committee of the Board as may be designated by the Board and constituted so as to permit this Deferral Plan to comply with the disinterested administration requirements of Rule 16b-3 of the Exchange Act. The members of the Committee shall be designated by the Board. A majority of the members of the Committee (but not fewer than two) shall constitute a quorum. The vote of a majority of a quorum or the unanimous written consent of the Committee shall constitute action by the Committee. The Committee or its delegate shall have full authority to interpret the Plan, and interpretations of the Plan by the Committee or its delegate shall be final and binding on all parties.

2. Delegation and Reliance. The Committee may delegate to the officers or employees of the Company the authority to execute and deliver those instruments and documents, to do all acts and things, and to take all other steps deemed necessary, advisable or convenient for the effective administration of this Deferral Plan in accordance with its terms and purpose, except that the Committee may not delegate any authority the delegation of which would cause this Deferral Plan to fail to satisfy the applicable requirements of Rule 16b-3. In making any determination or in taking or not taking any action under this Deferral Plan, the Committee may obtain and rely upon the advice of experts, including professional advisors to the Company. No member of the Committee or officer of the Company who is a Participant hereunder may participate in any decision specifically relating to his or her individual rights or benefits under the Deferral Plan.

3. Exculpation and Indemnity. Neither the Company nor any member of the Board or of the Committee, nor any other person participating in any determination of any question under this Deferral Plan, or in the interpretation, administration or application thereof, shall have any liability to any party for any action taken or not taken in good faith under this Deferral Plan or for the failure of the Deferral Plan or any Participant’s rights under the Deferral Plan to achieve intended tax consequences, to qualify for exemption or relief under Section 16 of the Exchange Act and the rules thereunder, or to comply with any other law, compliance with which is not required on the part of the Company.

4. Facility of Payment. If a minor, person declared incompetent, or person incapable of handling the disposition of his or her property is entitled to receive a benefit, make an application, or make an election hereunder, the Committee or its delegate may direct that such benefits be paid to, or such application or election be made by, the guardian, legal representative, or person having the care and custody of such minor, incompetent, or incapable person. Any payment made, application allowed, or election implemented in accordance with this Section shall completely discharge the Company and the Committee (or its delegate) from all liability with respect thereto.

5. Proof of Claims. The Committee or its delegate may require proof of the death, disability, incompetency, minority, or incapacity of any Participant or Beneficiary and of the right of a person to receive any benefit or make any application or election.

6. Claim Procedures. If a claim under this Deferral Plan is denied by the Committee, the Committee or its delegate shall communicate such denial and shall provide an opportunity to appeal such denial in a manner which the Committee deems appropriate under the circumstances, which may include following the then applicable claims procedures under the Employee Retirement Income Security Act of 1974, as amended.

ARTICLE IX

GENERAL AND MISCELLANEOUS PROVISIONS

1. No Guarantee of Employment or Award. Neither this Deferral Plan, a Company Deferral nor a Participant’s Deferral Agreement, either singly or collectively, shall in any way obligate the Company to continue the employment of a Participant with the Company, nor does either this Deferral Plan, a Company Deferral or a Deferral Agreement limit the right of the Company at any time and for any reason to terminate the Participant’s employment. In no event shall this Deferral Plan, a Company Deferral or a Deferral Agreement, either singly or collectively, by their terms or implications constitute an employment contract of any nature whatsoever between the Company and a Participant. In no event shall this Deferral Plan, a Company Deferral or a Deferral Agreement, either singly or collectively, by their terms or implications in any way obligate the Company to award Incentive Compensation, grant any award under the Omnibus Plan or IPA Plan or make any Long Term Incentive Award payment to any Eligible Employee for any Award Year, whether or not the Eligible Employee is a Participant in the Deferral Plan for that Award Year, nor in any other way limit the right of the Company to change an Eligible Employee’s compensation or other benefits.

2. Affect on Retirement Plans. Neither Incentive Compensation nor Long Term Incentive Award payments deferred under this Deferral Plan shall be treated as compensation for purposes of calculating the amount of a Participant’s benefits or contributions under any pension, retirement, or other plan maintained by the Company, except as provided in such other plan.

3. Notice. Any written notice to the Company referred to herein shall be made by mailing or delivering such notice to the Company at 6801 Rockledge Drive, Bethesda, Maryland 20817, to the attention of the Vice President, Human Resources. Any written notice to a Participant shall be made by delivery to the Participant in person, through electronic transmission, or by mailing such notice to the Participant at his or her last-known place of residence or business address.

4. Performance of Acts. In the event it should become impossible for the Company or the Committee to perform any act required by this Deferral Plan, the Company or the Committee may perform such other act as it in good faith determines will most nearly carry out the intent and the purpose of this Deferral Plan.

5. Employee Consent. By electing to become a Participant hereunder, each Eligible Employee shall be deemed conclusively to have accepted and consented to all of the terms of this Deferral Plan and all actions or decisions made by the Company, the Board, or Committee with regard to the Deferral Plan.

6. Terms Binding. The provisions of this Deferral Plan and the Deferral Agreements hereunder shall be binding upon and inure to the benefit of the Company, its successors, and its assigns, and to the Participants and their heirs, executors, administrators, and legal representatives.

7. Copy of Plan. A copy of this Deferral Plan shall be available for inspection by Participants or other persons entitled to benefits under the Deferral Plan at reasonable times at the offices of the Company.

8. State Law. The validity of this Deferral Plan or any of its provisions shall be construed, administered, and governed in all respects under and by the laws of the State of Maryland, except as to matters of Federal law. If any provisions of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

9. Regulatory Requirements. This Deferral Plan and its operation, including but not limited to, the mechanics of deferral elections, the reallocation of all or a portion of a Participant’s Account Balance, the issuance of securities, if any, or the payment of cash hereunder is subject to compliance with all applicable Federal and state laws, rules and regulations (including but not limited to state and Federal insider trading, registration, reporting and other securities laws) and such other approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith.

10. Section 16 of Exchange Act. It is the intent of the Company that this Deferral Plan satisfy and be interpreted in a manner, that, in the case of Participants who are or may be Section 16 Persons, satisfies any applicable requirements of Rule 16b-3 of the Exchange Act or other exemptive rules under Section 16 of the Exchange Act and will not subject Section 16 Persons to short-swing profit liability thereunder. If any provision of this Deferral Plan would otherwise frustrate or conflict with the intent expressed in this Section 10, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed disregarded. Similarly, any action or election by a Section 16 Person with respect to the Deferral Plan to the extent possible shall be interpreted and deemed amended so as to avoid liability under Section 16 or, if this is not possible, to the extent necessary to avoid liability under Section 16, shall be deemed ineffective. Notwithstanding anything to the contrary in this Deferral Plan, the provisions of this Deferral Plan may at any time be bifurcated by the Board or the Committee in any manner so that certain provisions of this Deferral Plan are applicable solely to Section 16 Persons. Notwithstanding any other provision of this Deferral Plan to the contrary, if a distribution which would otherwise occur is prohibited or proposed to be delayed because of the provisions of Section 16 of the Exchange Act or the provisions of the Deferral Plan designed to ensure compliance with Section 16, the Section 16 Person involved may affirmatively elect in writing to have the distribution occur in any event; provided that the Section 16 Person shall concurrently enter into arrangements satisfactory to the Committee in its sole discretion for the satisfaction of any and all liabilities, costs and expenses arising from this election.

11. Securities Laws. This Deferral Plan, allocations to and from the Company Stock Investment Option and the issuance and delivery of shares of Common Stock and/or other securities or property or the payment of cash under this Deferral Plan, are subject to compliance with all applicable Federal and state laws, rules and regulations (including but not limited to state and Federal insider trading, registration, reporting and other securities laws and

Federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company be necessary or advisable to comply with all legal requirements. Any securities delivered under this Deferral Plan shall be subject to such restrictions (and the person acquiring such securities shall, if requested by the Company provide such evidence, assurance and representations to the Company as to compliance with any thereof) as counsel to the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.

12. 1995 Awards. Notwithstanding any other provision of this Deferral Plan, each Eligible Employee who is a Section 16 Person and has entered into a Deferral Agreement prior to the initial distribution of a prospectus relating to this Deferral Plan shall be entitled, during a ten-business-day period following the initial distribution of that prospectus, to make an irrevocable election to (i) receive a distribution of all or any portion of his or her Account Balance attributable to Deferred Compensation for the 1995 Award Year during the seventh month following the month of the election, or (ii) reallocate all or any part of his or her Account Balance attributable to Deferred Compensation for the 1995 Award Year to a different investment option as of the end of the sixth month following the month of the election.

13. Limits on Accounts. At no time shall the aggregate Account Balances of all Participants to the extent allocated to the Company Stock Investment Option exceed an amount equal to the then fair market value of 5,000,000 shares of the Company’s Common Stock, nor shall the cumulative amount of Incentive Compensation and Long Term Incentive Award payments deferred under this Deferral Plan by all Eligible Employees for all Award Years exceed $250,000,000.

14. Electronic Notice and Signatures. Whenever a signature notice or delivery of a document is required or appropriate under this Deferral Plan, signature, notice or delivery may be accomplished by paper or written format or, to the extent authorized by the Committee, by electronic means. In the event the Committee authorizes electronic means for the signature, notice or delivery of a document under this Deferral Plan, the electronic record or confirmation of that signature, notice or delivery maintained by or on behalf of the Committee shall for purposes of this Deferral Plan be treated as if it was a written signature or notice and was delivered in the manner provided herein for a written document.

ARTICLE X

EFFECTIVE DATE AND SHAREHOLDER APPROVAL

This Deferral Plan was adopted by the Board on July 27, 1995 and became effective upon adoption to awards of Incentive Compensation for the Company’s fiscal year ending December 31, 1995 and subsequent fiscal years; provided, however, that with respect to Section 16 Persons, the availability of the Company Stock Investment Option is conditioned upon the approval of this Deferral Plan by the stockholders of Lockheed Martin Corporation. In the event that this Deferral Plan is not approved by the stockholders, then Section 16 Persons shall not be entitled to have Deferred Compensation allocated to the Company Stock Investment Option; any prior elections by Section 16 Persons to have allocations made to the Company

Stock Investment Option shall retroactively be deemed ineffective, and the Account Balances of those Section 16 Persons shall be restated as if all of their Deferred Compensation had been allocated to the Interest Option at all times. Subsequent amendments to the Deferral Plan are effective as of the date stated in the amendment or the adopting resolution.

This Deferral Plan has been amended and restated effective as of the date stated on the first page herein.